EXHIBIT 4.1

                  INDENTURE, dated as of October 15, 1997 between Qwest Communications International Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 555 Seventeenth Street, Denver, Colorado 80202, and Bankers Trust Company, a New York banking corporation, as Trustee (herein called the "Trustee").


                                              RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of 9.47% Senior Discount Notes Due 2007 (herein called the "Initial Securities") and 9.47% Series B Senior Discount Notes Due 2007 (the "Exchange Securities" and, together with the Initial Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of each of the Company and the Trustee, in accordance with their and its terms.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                                    ARTICLE ONE

                                         DEFINITIONS AND OTHER PROVISIONS
                                              OF GENERAL APPLICATION

                  SECTION 101.  Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;


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                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, paragraph or other subdivision; and

                  (e) unless otherwise indicated, references to Articles, Sections, paragraphs or other subdivisions are references to such Articles, Sections, paragraphs or other subdivisions of this Indenture.

                  "Accreted Value" means, with respect to any Note, (i) as of any date prior to October 15, 2002, an amount per $1,000 principal amount at maturity of Notes that is equal to the sum of (a) the offering price ($629.62 per $1,000 principal amount at maturity of Notes) of such Notes and (b) the portion of the excess of the principal amount at maturity of such Notes over such offering price which shall have been amortized through such date, such amount to be so amortized on a daily basis and compounded semiannually on each October 15 and April 15 at a rate of 9.47% per annum from the date of original issue of the Notes through the date of determination computed on the basis of a 360-day year of twelve 30-day months, and (ii) as of any date on or after October 15, 2002, the principal amount at maturity of each Note; provided, however, that if the Company elects to commence the accrual of cash interest on the Notes on or after October 15, 2000 and prior to October 15, 2002, the Notes shall cease to accrete, and the Accreted Value and the principal amount at maturity thereof shall be the Accreted Value on the date of commencement of such accrual as calculated in accordance with the foregoing.

                  "Acquired Debt" means,  with respect to any specified  Person,
(i) Debt of any other Person existing at the time such Person merges with or into or consolidates with or becomes a Subsidiary of such specified Person and
(ii) Debt secured by a Lien  encumbering  any asset  acquired by such  specified
Person, which Debt was not incurred in anticipation of, and was outstanding prior to, such merger, consolidation or acquisition.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Member" has the meaning specified in Section 312.

                  "Asset Disposition" means any transfer, conveyance, sale, lease or other disposition by the Company or any Restricted Subsidiary in one or more related transactions occurring within any 12-month period (including a consolidation or merger or other sale of any such Restricted Subsidiary with, into or to another Person in a transaction in which such Restricted Subsidiary ceases to be a Restricted Subsidiary of the Company, but excluding a disposition by a Restricted Subsidiary to the Company or a Restricted Subsidiary or by the Company to a Restricted Subsidiary) of (i) shares of

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Capital Stock or other  ownership  interests of a Restricted  Subsidiary  (other than as permitted by clauses (iii), (iv) and (v) of Section 1019), (ii) substantially all of the assets of the Company or any Restricted Subsidiary representing a division or line of business or (iii) other assets or rights of the Company or any Restricted Subsidiary outside of the ordinary course of business (excluding any transfer, conveyance, sale, lease or other disposition of equipment that is obsolete or no longer used by or useful to the Company, provided that the Company has delivered to the Trustee an Officers' Certificate stating that such criteria are satisfied); provided in each case that the aggregate consideration for such transfer, conveyance, sale, lease or other disposition is equal to $500,000 or more in any 12-month period and provided further that the following shall not be Asset Dispositions: (x) Permitted
Telecommunications    Capital    Asset    Dispositions,    (y)    exchanges   of
Telecommunications Assets for other Telecommunications Assets where the Fair Market Value of the Telecommunications Assets received is at least equal to the Fair Market Value of the Telecommunications Assets disposed of or, if less, the difference is received in cash and such cash is Net Available Proceeds and (z) Liens permitted to be Incurred pursuant to the second paragraph of Section 1015.

                  "Attributable Value" means, as to any particular lease under which any Person is at the time liable other than a Capital Lease Obligation, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the initial term thereof as determined in accordance with generally accepted accounting principles, discounted from the last date of such initial term to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capital Lease Obligation with like term in accordance with generally accepted accounting principles. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. In the case of any lease which is terminable by the lessee upon the payment of penalty, such net amount shall also include the lesser of the amount of such penalty (in which case no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the rent which would otherwise be required to be paid if such lease is not so terminated. "Attributable Value" means, as to a Capital Lease Obligation, the principal amount thereof.

               "Board of Directors" means the board of directors of the Company.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

                  "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles (a "Capital Lease"). The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal

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amount of such  obligation  shall be the  capitalized  amount thereof that would appear on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

                  "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person.

                  "Cash Equivalents" means (i) any Debt with a maturity of 365 days or less issued or directly and fully guaranteed as insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof or such Debt constitutes a general obligation of such country); (ii) deposits, certificates of deposit or acceptances with a maturity of 365 days or less of any financial institution that is a member of the Federal Reserve System, in each case having combined capital and surplus and undivided profits (or any similar capital concept) of not less than $500 million and whose senior unsecured debt is rated at least "A-1" by Standard & Poor's Ratings Services or "P-1" by Moody's Investors Service, Inc.; (iii) commercial paper with a maturity of 365 days or less issued by a Corporation (other than an Affiliate of the Company) organized under the laws of the United States or any state thereof and rated at least "A-1" by Standard & Poor's Ratings Services or "P-1" by Moody's Investors Service, Inc.; and (iv) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States maturing within 365 days from the date of acquisition.

                  "Change of Control" has the meaning specified in Section 1010.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Order" or "Company Request" means a written request or order signed in the name of the Company by the Chief Executive Officer, the President or a Vice President, and by the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

                  "Consolidated Capital Ratio" of any Person as of any date means the ratio of (i) the aggregate consolidated principal amount of Debt of such Person then outstanding to (ii) the greater of either (a) the aggregate consolidated paid-in capital of such Person as of such date or (b) the stockholders' equity as of such date as shown on the consolidated balance sheet of such Person in accordance with generally accepted accounting principles.

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                  "Consolidated  Cash Flow  Available for Fixed Charges" for any
period means the Consolidated Net Income of the Company and its Restricted Subsidiaries for such period increased by the sum of (i) Consolidated Interest Expense of the Company and its Restricted Subsidiaries for such period, plus
(ii) Consolidated Income Tax Expense of the Company and its Subsidiaries for such period, plus (iii) the consolidated depreciation and amortization expense or other non-cash write-offs of assets included in the income statement of the Company and its Restricted Subsidiaries for such period, plus (iv) any charge related to any premium or penalty paid in connection with redeeming or retiring any Debt prior to its stated maturity; provided, however, that there shall be excluded therefrom the Consolidated Cash Flow Available for Fixed Charges (if
positive)  of  any  Restricted  Subsidiary   (calculated   separately  for  such
Restricted Subsidiary in the same manner as provided above for the Company) that is subject to a restriction which prevents the payment of dividends or the making of distributions to the Company or another Restricted Subsidiary to the extent of such restriction.

                  "Consolidated Income Tax Expense" for any period means the aggregate amounts of the provisions for income taxes of the Company and its Subsidiaries for such period calculated on a consolidated basis in accordance with generally accepted accounting principles.

                  "Consolidated Interest Expense" means for any period the interest expense included in a consolidated income statement (excluding interest income) of the Company and its Restricted Subsidiaries for such period in accordance with generally accepted accounting principles, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the amortization of Debt discounts; (ii) any payments or fees with respect to letters of credit, bankers' acceptances or similar facilities; (iii) fees with respect to interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements; (iv) Preferred Stock dividends of the Company and its Subsidiaries (other than dividends paid in shares of Preferred Stock that is not Disqualified Stock) declared and paid or payable;
(v) accrued Disqualified Stock dividends of the Company and its Restricted Subsidiaries, whether or not declared or paid; (vi) interest on Debt guaranteed by the Company and its Restricted Subsidiaries; and (vii) the portion of any Capital Lease Obligation paid during such period that is allocable to interest expense.

                  "Consolidated Net Income" for any period means the net income (or loss) of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (a) the net income (or loss) of any Person acquired by the Company or a Restricted Subsidiary in a pooling-of-interests transaction for any period prior to the date of such transaction, (b) the net income (or loss) of any Person that is not a Restricted Subsidiary except to the extent of the amount of dividends or other distributions actually paid to the Company or a Restricted Subsidiary by such Person during such period, (c) gains or losses on Asset Dispositions by the Company or its Restricted Subsidiaries, (d) all extraordinary gains and extraordinary losses, determined in accordance with generally accepted accounting principles, (e) the cumulative effect of changes in accounting principles, (f) non-cash gains or losses resulting from fluctuations in currency exchange rates, (g) any non-cash expense related to the issuance to employees or directors of the Company or any Restricted Subsidiary or any Affiliate of the Company of (i) options to purchase Capital Stock of the Company or such Restricted Subsidiary or (ii) other compensatory rights (including under the Company's Growth Share Plan), provided, in either case, that such options or rights, by their terms, can be redeemed only for Capital Stock, (h) with respect to a Restricted Subsidiary that is not a Wholly Owned Subsidiary, any aggregate net income (or loss) in excess of the Company's or

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any Restricted  Subsidiary's  pro rata share of the net income (or loss) of such
Restricted Subsidiary that is not a Wholly Owned Subsidiary shall be excluded and (i) the tax effect of any of the items described in clauses (a) through (h) above; provided further that for purposes of any determination pursuant to
Section 1013, there shall further be excluded therefrom the net income (but not net loss) of any Restricted Subsidiary that is subject to a restriction which prevents the payment of dividends or the making of distributions to the Company or another Restricted Subsidiary to the extent of such restriction.

                  "Consolidated Net Worth" of any Person means the stockholders' equity of such Person, determined on a consolidated basis in accordance with generally accepted accounting principles, less amounts attributable to Disqualified Stock of such Person; provided that, with respect to the Company, adjustments following the date of execution of this Indenture to the accounting books and records of the Company in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Company by another Person shall not be given effect to.

                  "Consolidated Tangible Assets" of any Person means the total amount of assets (less applicable reserves and other properly deductible items) which under generally accepted accounting principles would be included on a consolidated balance sheet of such Person and its Subsidiaries after deducting therefrom all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, which in each case under generally accepted accounting principles would be included on such consolidated balance sheet.

                  "Continuing Director" means, as of any date of determination, any member of the Board of Directors who (i) was a member of such Board of Directors on March 31, 1997 or (ii) was nominated for election or elected to the Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of the Board of Directors at the time of such nomination or election or the affirmative vote of Permitted Holders.

                  "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at Four Albany Street, New York, New York 10006, except that, with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

                "Corporation" includes corporations, associations, companies and business trusts.

                  "Credit Facilities" means one or more credit agreements, loan agreements or similar facilities, secured or unsecured, entered into from time to time by the Company and its Restricted Subsidiaries, and including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified, restated or replaced from time to time.

                  "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit,

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bankers'  acceptances  or  similar  facilities  issued  for the  account of such
Person,  (iv) every  obligation of such Person issued or assumed as the deferred
purchase  price  of  property  or  services  (including   securities  repurchase
agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person, (vi) all Receivables Sales of such Person, together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties,
recourse,   expenses  or  other  amounts  in  connection  therewith,  (vii)  all obligations to redeem Disqualified Stock issued by such Person, (viii) every obligation under Interest Rate and Currency Protection Agreements of such Person and (ix) every obligation of the type referred to in clauses (i) through (viii) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed. The "amount" or "principal amount" of Debt at any time of determination as used herein represented by (a) any Debt issued at a price that is less than the principal amount at maturity thereof shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (b) any Receivables Sale shall be the amount of the unrecovered capital or principal investment of the purchaser (other than the Company or a Wholly Owned Subsidiary of the Company) thereof, excluding amounts representative of yield or interest earned on such investment, or (c) any Disqualified Stock shall be the maximum fixed redemption or repurchase price in respect thereof.

                  "Debt Securities" means any debt securities (including any guarantee of such securities) issued by the Company or any Restricted Subsidiary of the Company in connection with a public offering or a private placement (excluding Debt permitted to be Incurred pursuant to paragraph (b) of Section
1011).

                  "Default" means any event, act or condition the occurrence of which is, or after notice or the passage of time or both would be, an Event of Default.

                  "Defaulted Interest" has the meaning specified in Section 307.

               "Depository" means The Depository Trust Company, its nominees and successors.

                  "Designation" and "Designation Amount" have the respective meanings specified in Section 1021.

                  "Disqualified Stock" of any Person means any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of such Person, any Subsidiary of such Person or the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Securities, provided, however, that any Preferred Stock which would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require the Company to repurchase or redeem such Preferred Stock upon the occurrence of a Change of Control occurring prior to the final Stated Maturity of the Securities shall not constitute Disqualified Stock if the change of control provisions applicable to such Preferred Stock are no more favorable to the holders of such Preferred Stock than the provisions applicable to the Securities contained in Section 1010 and such Preferred Stock specifically provides that the Company shall not repurchase or redeem any such stock pursuant to such provisions prior to the Company's repurchase of such Securities as are required to be repurchased pursuant to Section 1010.


                                                       4.1-7

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                  "Eligible  Institution" means a commercial banking institution that has combined capital and surplus of not less than $500 million or its equivalent in foreign currency, whose debt is rated "A" (or higher) according to Standard & Poor's Ratings Services or Moody's Investors Service, Inc. at the time as of which any investment or rollover therein is made.

                  "Eligible Receivables" means, at any time, Receivables of the Company and its Restricted Subsidiaries, as evidenced on the most recent quarterly consolidated balance sheet of the Company as at a date at least 45 days prior to such time, less Receivables of the Company or any Restricted Subsidiary employed to secure Debt Incurred pursuant to clause (vii) of paragraph (b) of Section 1011.

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations thereunder (or respective successors thereto).

                  "Exchange Offer" means the exchange offer that may be effected pursuant to the Registration Agreement.

                "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Registration Agreement.

                  "Exchange Securities" has the meaning stated in the first recital of this Indenture and refers to any Exchange Securities containing terms substantially identical to the Initial Securities (except that such Exchange Securities shall not contain terms with respect to transfer restrictions) that are issued and exchanged for the Initial Securities pursuant to the Registration Agreement and this Indenture.

              "Expiration Date" has the meaning specified in "Offer to Purchase" below.

                  "Fair Market Value" means, with respect to any asset or property, the price that could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under pressure or compulsion to complete the transaction. Fair Market Value shall be determined by the Board of Directors acting in good faith and shall be evidenced by a Board Resolution delivered to the Trustee.

                  "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

                  "Global Security" means a Rule 144A Global Security or a Regulation S Global Security, as the case may be.

                  "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged and which have a remaining weighted average life to maturity of not less than one year from the date of investment therein.

                  "Group" has the meaning specified in Section 1010.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guaranteeing, any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds

                                                       4.1-8
for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt,
(ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

                  "Guarantor" means a Restricted Subsidiary of the Company that has executed a Restricted Subsidiary Guarantee.

               "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation including by acquisition of Subsidiaries or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt and that neither the accrual of interest nor the accretion of original issue discount shall be deemed an Incurrence of Debt.

                  "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Indenture Obligations" means the obligations of the Company and any other obligor under this Indenture or under the Securities to pay principal of, premium, if any, and interest on the Securities when due and payable, whether at maturity, by acceleration, call for redemption or repurchase or otherwise, and all other amounts due or to become due under or in connection with this Indenture or the Securities and the performance of all other obligations to the Trustee (including, but not limited to, payment of all amounts due the Trustee under Section 607), Paying Agent, Security Registrar and the Holders of the Securities under this Indenture and the Securities according to the terms thereof.

              "Initial Purchasers" means Salomon Brothers Inc, Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                "Initial Securities" has the meaning provided in the recitals to this Indenture.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                  "Interest Rate or Currency Protection Agreement" of any Person means any forward contract, futures contract, swap, option or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices.


                                                       4.1-9

                  "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) to, or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by, any other Person, including any payment on a Guarantee of any obligation of such other Person.

                  "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, Receivables Sale, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing). For purposes of this definition the sale, lease, conveyance or other transfer by the Company or any Subsidiary of, including the grant of indefeasible rights of use or equivalent arrangements with respect to, dark or lit communications fiber capacity or communications conduit shall not constitute a Lien.

                  "Liquidated Interest" has the meaning specified in Exhibit A.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

                  "Net Available Proceeds" from any Asset Disposition by any Person means cash or cash equivalents received (including amounts received by way of sale or discounting of any note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiror of Debt or other obligations relating to such properties or assets) therefrom by such Person, net of (i) any portion thereof invested within 360 days of such Asset Disposition in Telecommunications Assets,
(ii) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition, (iii) all payments made by such Person or its Subsidiaries on any Debt which is secured by such assets in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by applicable law, be repaid out of the proceeds from such Asset Disposition, (iv) all distributions and other payments made to minority interest holders in Subsidiaries of such Person or Permitted Joint Ventures as a result of such Asset Disposition and (v) appropriate amounts to be provided by such Person or any Subsidiary thereof, as the case may be, as a reserve in accordance with generally accepted accounting principles against any liabilities associated with such assets and retained by such Person or any Subsidiary thereof, as the case may be, after such Asset Disposition, including, without limitation, liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Disposition, in each case as determined by the Board of Directors of such Person, in its reasonable good faith judgment evidenced by Board Resolution; provided, however, that any reduction in such reserve within twelve months following the consummation of such Asset Disposition shall be for all purposes of this Indenture and the Securities treated as a new Asset Disposition at the time of such reduction with Net Available Proceeds equal to the amount of such reduction.

                  "Notice of Default" has the meaning specified in Section 501.


                                                      4.1-10

                 "Offer" has the meaning specified in "Offer to Purchase" below.

                  "Offer to Purchase" means a written offer (the "Offer") sent by the Company by first class mail, postage prepaid, to each Holder of Securities at his address appearing in the Security Register on the date of the Offer offering to purchase up to the total aggregate principal amount at maturity of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to Section 1010). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the
"Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to Section 1008 (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein). The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase.
The Offer shall also state:

                (a) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

                  (b)      the Expiration Date and the Purchase Date;

                  (c) the aggregate principal amount at maturity of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

                  (d) the purchase price to be paid by the Company for each $1,000 aggregate principal amount at maturity of Securities accepted for payment (as specified pursuant to Section 1010) (the "Purchase Price");

                  (e) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount at maturity;

                  (f) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;


                                                      4.1-11

                  (g) that any Securities not tendered or tendered but not purchased by the Company will continue to accrete or accrue interest, as the case may be;

                  (h) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon, if any, shall cease to accrue on and after the Purchase Date;

                  (i) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing);

                  (j) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or their Paying Agent) receives, not later than the close of business on the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount at maturity of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of its tender;

                  (k) that (i) if Securities in an aggregate principal amount at maturity less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (ii) if Securities in an aggregate principal amount at maturity in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount at maturity equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased); and

                  (l) that in the case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount at maturity equal to and in exchange for the unpurchased portion of the Security so tendered.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

                  "Offering  Memorandum"  means the  Offering  Memorandum  dated
October 9, 1997 pursuant to which the Securities were offered, and any supplement thereto.

                  "Officers' Certificate" means a certificate signed by the Chief Executive Officer, the President or a Vice President, and by the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.


                                                      4.1-12

                  "Opinion of Counsel" means an opinion of counsel acceptable to the Trustee (who may be counsel to the Company, including an employee of the Company).

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture;

                  (iii) Securities, except to the extent provided in Sections 1202 and 1203, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Twelve; and

                  (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount at maturity of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which any Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

                  "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal or Accreted Value of (and premium, if any) or interest on any Securities on behalf of the Company.

                  "Permitted Holders" means any Person who was the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of stock of the Company on March 31, 1997, and any Affiliates of such Person (i) who were Affiliates of such Person on March 31, 1997 or (ii) who were formed, directly or indirectly, by any such Person after March 31, 1997; provided, however, that Persons who were beneficial owners (within the meaning of Rule 13d-3 under the Exchange Act) of such Person on March 31, 1997 continued to be beneficial owners (within the meaning of Rule 13d-3 under the Exchange Act) at the time of formation of such Affiliate.

                                                      4.1-13

                  "Permitted Interest Rate or Currency Protection Agreement" of any Person means any Interest Rate or Currency Protection Agreement entered into with one or more financial institutions in the ordinary course of business that is designed to protect such Person against fluctuations in interest rates or currency exchange rates with respect to Debt Incurred and which shall have a notional amount no greater than the payments due with respect to the Debt being hedged thereby and not for purposes of speculation.

                  "Permitted Investments" means (a) Cash Equivalents; (b) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits; (c) loans, advances or extensions of credit to employees and directors made in the ordinary course of business and consistent with past practice; (d) obligations under Interest Rate or Currency Protection Agreements; (e) bonds, notes, debentures and other securities received as a result of Asset Dispositions pursuant to and in compliance with Section 1018; (f) Investments made in the ordinary course of business as partial payment for constructing a network relating to a Telecommunications Business; (g) commercially reasonable extensions of trade credit; (h) Investments in any Person as a result of which such Person becomes a Restricted Subsidiary; (i) Investments in Permitted Joint Ventures in an aggregate amount not to exceed $25 million; (j) Investments in Affiliates or Related Persons in an aggregate amount not to exceed $11 million, provided that the making of such Investments is permitted pursuant to Section 1020; and (k) Investments in an aggregate amount not to exceed $15 million consisting of the contribution by the Company or any Restricted Subsidiary of assets located in Mexico to joint ventures in which the Company or a Restricted Subsidiary has an interest.

                  "Permitted Joint Venture" means a Corporation, partnership or other entity other than a Restricted Subsidiary engaged in one or more
Telecommunications Businesses over which the Company and/or one or more Strategic Investors have, directly or indirectly, the power to direct the policies, management and affairs.

                  "Permitted Liens" means (a) Liens for taxes, assessments, governmental charges, levies or claims which are not yet delinquent or which are being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as shall be required in conformity with generally accepted accounting principles shall have been made therefor; (b) other Liens incidental to the conduct of the Company's and its Restricted Subsidiaries' business or the ownership of its property and assets not securing any Debt, and which do not in the aggregate materially detract from the value of the Company's and its Restricted Subsidiaries' property or assets when taken as a whole, or materially impair the use thereof in the operation of its business; (c) Liens with respect to assets of a Restricted Subsidiary granted by such Restricted Subsidiary to the Company or a Restricted Subsidiary to secure Debt owing to the Company or such Restricted Subsidiary; (d) Liens, pledges and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of statutory obligations; (e) Liens, pledges or deposits made to secure the performance of tenders, bids, leases, public or statutory obligations, sureties, stays, appeals, indemnities, performance or other similar bonds and other obligations of like nature Incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (f) zoning restrictions, servitudes, easements, rights-of-way, restrictions and other similar charges or encumbrances Incurred in the ordinary course of business which, in the aggregate, do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company or its Restricted Subsidiaries; (g) Liens arising out of judgments or awards against or other court proceedings concerning the Company or any Restricted Subsidiary with respect to which the Company or such

                                                      4.1-14

Restricted Subsidiary is prosecuting an appeal or proceeding for review and the Company or such Restricted Subsidiary is maintaining adequate reserves in accordance with generally accepted accounting principles; and (h) any interest or title of a lessor in the property subject to any lease other than a Capital Lease.

                  "Permitted Telecommunications Capital Asset Disposition" means the transfer, conveyance, sale, lease or other disposition of a capital asset that is a Telecommunications Asset (including fiber, conduit and related equipment) (i) the proceeds of which are treated as revenues by the Company in accordance with generally accepted accounting principles and (ii) that, in the case of the sale of fiber, would not result in the Company retaining less than 24 fibers per route mile on any segment of the Company's network.

                  "Person" means any individual, Corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

                  "Physical Security" means Securities issued in registered definitive form without coupons substantially in the form of Exhibit A.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

                  "Preferred Dividends" for any Person means for any period the quotient determined by dividing the amount of dividends and distributions paid or accrued (whether or not declared) on Preferred Stock of such Person during such period calculated in accordance with generally accepted accounting principles, by 1 minus the maximum statutory income tax rate then applicable to the Company (expressed as a decimal).

                  "Preferred Stock" of any Person means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "Private Placement Legend" means the third paragraph of the legend set forth in the Securities in the form set forth in Exhibit A.

                  "Public Equity Offering" means an underwritten public offering of common stock made on a primary basis by the Company pursuant to a registration statement filed with, and declared effective by, the Commission in accordance with the Securities Act.

              "Purchase Amount" has the meaning specified in "Offer to Purchase" above.

                "Purchase Date" has the meaning specified in "Offer to Purchase" above.

                  "Purchase Money Debt" means Debt Incurred at any time within 270 days of, and for the purposes of financing all or any part of the cost of, the construction, installation, acquisition or improvement by the Company or any Restricted Subsidiary of the Company of any new Telecommunications Assets constructed, installed, acquired or improved after March 31, 1997, provided

                                                      4.1-15
that the proceeds of such Debt are expended for such purposes within such 270-day period.

               "Purchase Price" has the meaning specified in "Offer to Purchase" above.

              "Qualified Institutional Buyer" or "QIB" has the meaning specified in Rule 144A.

                  "Rating Decline" means the Securities cease to be rated B+ (or the equivalent thereof) or better by Standard & Poor's Ratings Services or B2 (or the equivalent thereof) or better by Moody's Investors Service, Inc.

                  "Receivables" means receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money, excluding allowances for doubtful accounts.

                  "Receivables Sale" of any Person means any sale of Receivables of such Person (pursuant to a purchase facility or otherwise), other than in connection with a disposition of the business operations of such Person relating thereto or a disposition of defaulted Receivables for purposes of collection and not as a financing arrangement.

                  "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registration Agreement" means the Registration Agreement between the Company and the Initial Purchasers named therein, dated as of October 15, 1997, relating to the Securities.

                  "Registration Statement" means the Registration Statement as defined in the Registration Agreement.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the October 1 or April 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Global Security" has the meaning specified in
Section 303.

                  "Related Person" of any Person means any other Person directly or indirectly owning (a) 5% or more of the outstanding Common Stock of such Person (or, in the case of a Person that is not a Corporation, 5% or more of the outstanding equity interest in such Person) or (b) 5% or more of the combined outstanding voting power of the Voting Stock of such Person.

                  "Responsible Officer", when used with respect to the Trustee, means any officer within the Trustee's Corporate Trust Office, including any vice president, the Managing Director, the secretary, any assistant secretary, any assistant treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                                                      4.1-16

                "Restricted Payment" has the meaning specified in Section 1013.

                  "Restricted Subsidiary" means a Subsidiary of the Company, or of a Restricted Subsidiary that is a Wholly Owned Subsidiary of the Company, that has not been designated by the Board of Directors (by a Board Resolution) as an Unrestricted Subsidiary pursuant to and in compliance with Section 1021.

                  "Restricted Subsidiary Guarantee" means a supplemental indenture to this Indenture, in form satisfactory to the Trustee, executed in accordance with Article Nine, providing for an unconditional Guarantee of payment in full of the principal of, premium, if any, and interest on the Securities. Any such Restricted Subsidiary Guarantee shall not be subordinate in right of payment to any Debt of the Restricted Subsidiary providing the Restricted Subsidiary Guarantee.

                  "Revocation" has the meaning specified in Section 1021.

                  "Rule 144A" means Rule 144A under the Securities Act.

                "Rule 144A Global Security" has the meaning specified in Section 303.

                  "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 365 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

                  "Securities" means any of the Securities, as defined in the recitals of this Indenture, that are authenticated and delivered under this Indenture. For all purposes of this Indenture, the "Securities" shall include the Initial Securities initially issued on October 15, 1997 and any Exchange Securities to be issued and exchanged for any Initial Securities pursuant to the Registration Agreement and this Indenture and any other Notes issued after October 15, 1997 under this Indenture. For purposes of this Indenture, all Securities shall vote together as one series of Securities under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended.

                "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                  "Senior Notes" means the Company's 107/8% Series B Senior Notes Due 2007 which were issued on August 28, 1997 to exchange the Company's 107/8% Senior Notes Due 2007, issued on March 31, 1997.

                  "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Agreement.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as

                                                      4.1-17
the fixed date on which the principal amount at maturity of such Security or such installment of interest is due and payable.

                  "Strategic Investor" means a Corporation, partnership or other entity engaged in one or more Telecommunications Businesses that has, or 80% or more of the Voting Stock of which is owned by a Person that has, an equity market capitalization, at the time of its initial Investment in the Company or in a Permitted Joint Venture with the Company, in excess of $2 billion.

                  "Subordinated Debt" means Debt of the Company as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full of the Securities to at least the following extent: (i) no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be permitted for so long as any default in the payment of principal or Accreted Value (or premium, if any) or interest on the Securities exists; (ii) in the event that any other Default exists with respect to the Securities, upon notice by 25% or more in principal amount at maturity of the Securities, to the Trustee, the Trustee shall have the right to give notice to the Company and the holders of such Debt (or trustees or agents therefor) of a payment blockage, and thereafter no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be made for a period of 179 days from the date of such notice; and (iii) such Debt may not (x) provide for payments of principal of such Debt at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the final Stated Maturity of the Securities or (y) permit redemption or other retirement (including pursuant to an offer to purchase made by the Company) of such other Debt at the option of the holder thereof prior to the final Stated Maturity of the Securities, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by the Company) which is conditioned upon a change of control of the Company pursuant to provisions substantially similar to those described in Section 1010 (and which shall provide that such Debt shall not be repurchased pursuant to such provisions prior to the Company's repurchase of the Securities required to be repurchased by the Company pursuant to the provisions of Section 1010).

                  "Subsidiary" of any Person means (i) a Corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a Corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

                  "Telecommunications   Assets"   means   all   assets,   rights
(contractual or otherwise) and properties, whether tangible or intangible, used or intended for use in connection with a Telecommunications Business.

                  "Telecommunications Business" means the business of (i) transmitting, or providing services relating to the transmission of, voice, data or video through owned or leased transmission facilities, (ii) constructing, creating, developing or marketing communications related network equipment, software and other devices for use in a telecommunications

                                                      4.1-18
business or (iii) evaluating, participating or pursuing any other activity or opportunity that is primarily related to those identified in (i) or (ii) above, provided that the determination of what constitutes a Telecommunications Business shall be made in good faith by the Board of Directors.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 905.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Unrestricted Subsidiary" means any Subsidiary of the Company designated as such pursuant to and in compliance with Section 1021.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only for so long as no senior class of securities has such voting power by reason of any contingency.

                  "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Voting Stock or other ownership interests (other than directors' qualifying shares) of which shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

                  SECTION 102.  Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1009(a)) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;


                                                      4.1-19

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 103.  Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated (with proper identification of each matter covered therein) and form one instrument.

                  SECTION 104.  Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute

                                                      4.1-20
sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

                  (c) The principal amount at maturity and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

                  (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  SECTION 105.  Notices, Etc., to Trustee and Company.

                  Any  request,  demand,   authorization,   direction,   notice,
consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention:  Corporate Market Services, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 106.  Notice to Holders; Waiver.


                                                      4.1-21

                  Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

                  SECTION 107.  Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 108.  Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 109.  Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 110.  Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Security Registrar and their successors hereunder and the Holders any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 111.  Governing Law.

                  This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.

                  SECTION 112.  Conflict with Trust Indenture Act.

                  Prior to the issuance of the Exchange Securities or the effectiveness of the Shelf Registration Statement, the Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder. Upon the issuance of the Exchange Securities or the effectiveness

                                                      4.1-22
of the Shelf Registration Statement, this Indenture shall be subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions. If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such provision or requirement of the Trust Indenture Act shall control.

                  If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

                  SECTION 113.  Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date, or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal or Accreted Value (or premium, if any) or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

                  SECTION 114. No Personal Liability of Directors, Officers, Employees and Stockholders.

                  No director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of its status as a director, officer, employee, incorporator or stockholder of the Company. By accepting a Security, each Holder waives and releases all such liability (but only such liability). The waiver and release are part of the consideration for issuance of the Securities.

                  SECTION 115.  Independence of Covenants.

                  All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

                  SECTION 116.  Exhibits.

                  All exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

                  SECTION 117.  Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.


                                                      4.1-23

                  SECTION 118.  Duplicate Originals.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.


                                                    ARTICLE TWO

                                                  SECURITY FORMS

                  SECTION 201.  Forms Generally.

                  The Securities and the Trustee's certificate of authentication with respect thereto shall be in substantially the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or system on which the Securities may be listed or eligible for trading or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                  The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner permitted by the rules of any securities exchange or system on which the Securities may be listed or eligible for trading, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.


                                                   ARTICLE THREE

                                                  THE SECURITIES

                  SECTION 301.  Title and Terms.

                  The aggregate principal amount at maturity of Securities which may be authenticated and delivered under this Indenture is limited to $555,890,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906, 1010, 1018 or 1108.

                  The Initial Securities shall be known and designated as the "9.47% Senior Discount Notes Due 2007" and the Exchange Securities shall be known as the "9.47% Series B Senior Discount Notes". Their Stated Maturity shall be October 15, 2007, and they shall bear interest at the rate of 9.47% per annum from October 15, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable on April 15, 2003 and semiannually thereafter on April 15 and October 15, in each year and at said Stated Maturity, until the principal amount at maturity thereof is paid or duly provided for; provided, however, that the Company may elect, upon not less than 60 days' prior notice to the Holders and the Trustee in accordance with Section 105 and Section 106 hereof, to commence the accrual of cash interest on all Outstanding Securities on any April 15 or October 15 on or after October 15, 2000 and prior to October 15, 2002, in which case the Outstanding principal amount at Stated Maturity of each Security will on such commencement date be reduced to the Accreted Value of such Security as of such

                                                      4.1-24
date and cash interest shall be payable with respect to such Security on each April 15 and October 15 thereafter. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  Principal or Accreted Value of, premium, if any, and interest on the Securities will be payable, and the Securities may be exchanged or transferred, at the office or agency of the Company in the City of New York, which, unless otherwise provided by the Company, will be the offices of the Trustee. At the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

                  The interest rate on the Securities is subject to increase by the addition of Liquidated Interest and otherwise, all as set forth or referred to in the text of the Securities appearing in Exhibit A hereto.

                  The Securities shall be redeemable as provided in Article Eleven.

                  At the election of the Company, the entire Debt on the Securities or certain of the Company's obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article Twelve.

                  The Securities will be senior unsecured obligations of the Company, ranking pari passu in right of payment with all existing and future senior unsecured Debt of the Company, and will be senior in right of payment to all existing and future Subordinated Debt of the Company.

                  SECTION 302.  Denominations.

                  The Securities will be issued without coupons and in fully registered form only, in minimum denominations of $1,000 principal amount at maturity and integral multiples thereof.

                  SECTION 303.  Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by its Chief Executive Officer, its President or a Vice President under its corporate seal reproduced thereon. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. In addition, any Security may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of such Security or of the execution of this Indenture any such Person was not such officer.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

                  Each Security shall be dated the date of its authentication.

                                                      4.1-25

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  The Trustee shall authenticate Securities for original issue in an aggregate principal amount at maturity not to exceed $555,890,000 upon receipt of a Company Order, which shall, specify the amount of Securities to be authenticated, the names of the persons in which such Securities shall be registered and the date on which such Securities are to be authenticated and direct the Trustee to authenticate such Securities together with an Officers' Certificate certifying that all conditions precedent to the issuance of such Securities contained herein have been complied with. The aggregate principal amount at maturity of Securities Outstanding at any time shall not exceed $555,890,000, except as provided in Section 304.

                  Except as described below, the Securities will be deposited with, or on behalf of, the Depository, and registered in the name of Cede & Co. as the Depository's nominee in the form of a global note certificate substantially in the form of Exhibit A (the "Rule 144A Global Security"), for credit to the respective accounts of the beneficial owners of the Securities represented thereby.

                  Securities purchased by persons outside the United States pursuant to sales in accordance with Regulation S under the Securities Act shall be deposited with, or on behalf of, the Depository, and registered in the name of Cede & Co. as the Depository's nominee in the form of one or more global note certificates substantially in the form of Exhibit A (each a "Regulation S Global Security"), for credit to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at the Depository by or on behalf of the Euroclear System or Cedel Bank, societe anonyme. Securities represented by a Regulation S Global Security will not be exchangeable for Physical Securities until the expiration of the "40-day restricted period" within the meaning of Rule 903(c)(3) of Regulation S under the Securities Act.

                  In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without

                                                      4.1-26
expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

                  SECTION 304.  Temporary Securities.

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount at maturity of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

              SECTION 305.  Registration, Registration of Transfer and Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchange of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, the Trustee shall authenticate and deliver, and the Security Registrar shall register, if the requirements, of such transfer are met, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount at maturity.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount at maturity (including an exchange of Initial Securities for Exchange Securities), upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, the Trustee shall authenticate and deliver, and the Security Registrar shall register, the Securities which the Holder making the exchange is entitled to receive, provided that no exchange of Initial Securities for Exchange Securities shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission

                                                      4.1-27

(confirmed in an Officer's Certificate) and that the Initial Securities to be exchanged for the Exchange Securities shall be cancelled by the Trustee.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1010, 1018 or 1108 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the selection of Securities to be redeemed under Section 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                 SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

                  If (i) any mutilated Security is surrendered to the Trustee or
(ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount at maturity, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.


                                                      4.1-28

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 307.  Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to
Section 1002; provided, however, that each installment of interest may at the Company's option be paid by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears in the Security Register.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in paragraph (1) or (2) below:

                  (1) The  Company  may elect to make  payment of any  Defaulted
         Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following paragraph (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or system on which the Securities may be listed or eligible for trading, and upon such notice as may be required by such exchange or system, if, after notice given by the Company to the Trustee

                                                      4.1-29
         of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 308.  Persons Deemed Owners.

                  Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal or Accreted Value of (and premium, if any) and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 309.  Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

                  SECTION 310.  Computation of Interest.

                  Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  SECTION 311.  CUSIP Number.

                  The Company in issuing the Securities may use a "CUSIP" number (if then generally in use), and if so, the Trustee may use the CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee in writing of any change in the CUSIP number of the Securities.

                  SECTION 312.  Book-Entry Provisions for Global Securities.


                                                      4.1-30

                  (a) The Global Securities initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Exhibit A.

                  Members  of,  or  participants  in,  the  Depository   ("Agent
Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Security.

                  (b) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in a Rule 144A Global Security may be transferred or exchanged for interests in a Regulation S Global Security, and interests of beneficial owners in a Regulation S Global Security may be transferred or exchanged for interests in a Rule 144A Global Security, in each case in accordance with the rules and procedures of the Depository and the provisions of Section 313. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if (i) the Depository notifies the Company that it is unwilling or unable to continue as a depository for such Global Security or if at any time the Depository ceases to be a clearing agency registered under the Exchange Act, and a successor depository is not appointed by the Company within 90 days, (ii) the Company executes and delivers to the Trustee a notice that such Global
Security shall be so transferable, registrable and exchangeable, and such transfer shall be registrable, or (iii) there shall have occurred and be continuing a Default or Event of Default with respect to the Securities represented by such Global Security.

                  (c) In connection with the transfer of Global Securities as an entirety to beneficial owners pursuant to paragraph (b), the Global Securities shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Securities, an equal aggregate principal amount at maturity of Physical Securities of like tenor of authorized denominations.

                  (d) Any Physical Security delivered in exchange for an interest in a Global Security pursuant to paragraph (c) of this Section 312 shall, except as otherwise provided by (b)(1)(x) and paragraph (d) of Section 313, bear the legend regarding transfer restrictions applicable to the Physical Securities set forth in Exhibit A.

                  (e) The Holder of any Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  SECTION 313.  Special Transfer Provisions.

                  (a) Transfers to Non-QIB Institutional Accredited Investors. The Initial Securities shall not be transferred to any Person that is not a QIB or a non-U.S. Person.

                                                      4.1-31

                  (b) Transfers to Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of an Initial Security to any non-U.S. person:

                  (1) the Security Registrar shall register the transfer of any Initial Security if (x) the requested transfer is not prior to the date which is two years (or such shorter period as may be prescribed by Rule 144(k) under the Securities Act or any successor provision thereunder) after the later of the original issue date of such Initial Security (or of any Predecessor Security) or the last day on which the Company or any Affiliate of the Company was the owner of such Initial Security or any Predecessor Security or (y) the proposed transferee has delivered to the Security Registrar a certificate substantially in the form of Exhibit B hereto; and

                  (2) the Security Registrar shall register the transfer of any Initial Security if the proposed transferor is an Agent Member holding a beneficial interest in a Rule 144A Global Security, upon receipt by the Security Registrar of (x) the certificate, if any, required by paragraph (1) above and (y) instructions given in accordance with the Depository's and the Security Registrar's procedures;

whereupon the Security Registrar shall reflect on its books and records the date of such transfer and (A) (if the transfer involves a transfer of a beneficial interest in a Rule 144A Global Security) a decrease in the principal amount of such Rule 144A Global Security in an amount equal to the principal amount to be transferred and (B) an increase in the principal amount of a Regulation S Global Security in an amount equal to the principal amount to be transferred.

                  (c) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Initial Securities, the Security Registrar shall deliver only Initial Securities that bear the Private Placement Legend unless (i) (x) the circumstances contemplated by clause (b)(1)(x) of this
Section 313 exist or (y) such Security has been sold pursuant to an effective registration statement under the Securities Act and (ii) there is delivered to the Security Registrar and the Trustee an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (d) Other Transfers. If a Holder proposes to transfer an Initial Security pursuant to any exemption from the registration requirements of the Securities Act other than as provided for by Section 313(a) and 313(b), the Security Registrar shall only register such transfer or exchange if such transferor delivers to the Security Registrar and the Trustee an Opinion of Counsel satisfactory to the Company and the Security Registrar that such transfer is in compliance with the Securities Act and the terms of this Indenture; provided that the Company may, based upon the opinion of its counsel, instruct the Security Registrar by a Company Order not to register such transfer in any case where the proposed transferee is not a QIB or a non-U.S. person.

                  (e) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.


                                                      4.1-32

                  The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 312 or this Section 313 for a period of two years, after which time such letters, notices and other written communications shall at the written request of the Company be delivered to the Company. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Security Registrar.


                                                   ARTICLE FOUR

                                            SATISFACTION AND DISCHARGE

                  SECTION 401.  Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities expressly provided for herein or pursuant hereto) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

                  (1)      either

                           (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                        (b) all such Securities not theretofore delivered to the
                  Trustee for cancellation

                                    (i)     have become due and payable, or

                                (ii) will become due and payable at their Stated
                           Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and


                                                      4.1-33

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to clause (1)(b) of this Section 401, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

                  SECTION 402.  Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                                                   ARTICLE FIVE

                                                     REMEDIES

                  SECTION 501.  Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal or Accreted Value of (or premium, if any, on) any Security at its Maturity; or

                 (2) default in the payment of any interest on any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (3) default in the payment of principal or Accreted Value and interest on any Security required to be purchased pursuant to an Offer to Purchase pursuant to Section 1010 or 1018; or

                  (4) default in the performance, or breach, of Section 801 or 1018; or

                  (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or in any Security (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount at maturity of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                                                      4.1-34

                  (6) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of indebtedness by the Company or any Restricted Subsidiary or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any indebtedness of such type by the Company or any such Restricted Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $10 million, whether such indebtedness now exists or shall hereafter be created, which default or defaults shall result in the acceleration of the payment of such indebtedness or shall constitute a failure to pay the principal of such indebtedness when due at the final maturity thereof, or shall have resulted in excess of $10 million of indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable (after expiration of any applicable grace period); or

                  (7) a final judgment or final judgments for the payment of money are entered against the Company or any Restricted Subsidiary in an aggregate amount in excess of $10 million by a court or courts of competent jurisdiction, which judgment or judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 45 days after the right to appeal all such judgments has expired; or

                  (8) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Restricted Subsidiary under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or any Restricted Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (9) the institution by the Company or any Restricted Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or any Restricted Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

               SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default (other than an Event of Default specified in Section 501(8) or (9)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount at maturity of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately in an amount equal to the Accreted Value of the Securities as of the date on which the Securities first become due and payable (plus any accrued and unpaid interest and premium, if any, not otherwise included in the Accreted Value to such date), by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

                                                      4.1-35

If an Event of Default specified in Section 501(8) or (9) occurs and is continuing, then the principal of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder in an amount equal to the Accreted Value of the Securities as of the date on which the Securities first become due and payable (plus any accrued and unpaid interest and premium, if any, not otherwise included in the Accreted Value to such date).

                  At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article Five, the Holders of a majority in principal amount at maturity of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                         (A) all overdue interest on all Outstanding Securities,

                           (B) all unpaid principal at maturity of (and premium,
                  if any, on) any Outstanding Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at maturity at the rate borne by the Securities,

                      (C) to the extent that payment of such interest is lawful, interest on overdue interest at the rate borne by the Securities,
                  and

                      (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the nonpayment of amounts of principal or Accreted Value of (or premium, if any, on)
         Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Notwithstanding the preceding paragraph, in the event that a declaration of acceleration in respect of the Securities due to an Event of Default specified in Section 501(6) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Debt that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Debt, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Debt or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

              SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if


                                                      4.1-36

                  (a) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                (b) default is made in the payment of the principal or Accreted Value of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities the whole amount then due and payable on such Securities for principal or Accreted Value (and premium, if any) and interest, and interest on any overdue principal or Accreted Value (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 504.  Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, Accreted Value, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal at maturity (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such judicial proceeding is hereby authorized

                                                      4.1-37
by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under Section 607.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 506.  Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or Accreted Value (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all amounts due the Trustee under
         Section 607;

                  SECOND: To the payment of the amounts then due and unpaid for principal or Accreted Value of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal or Accreted Value (and premium, if any) and interest, respectively; and

                  THIRD: The balance, if any, to the Person or Persons entitled thereto.

                  SECTION 507.  Limitation on Suits.

                  No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in aggregate principal amount at maturity of the Outstanding Securities shall have made written

                                                      4.1-38
        request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in aggregate principal amount at maturity of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

              SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                  Notwithstanding  any other  provision in this  Indenture,  the
Holder of any Security shall have the right, which is absolute and unconditional, to receive payment as provided herein (including, if applicable, Article Twelve) and in such Security of the principal and Accreted Value of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 509.  Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 510.  Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


                                                      4.1-39

                  SECTION 511.  Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 512.  Control by Holders.

                  The Holders of not less than a majority in aggregate principal amount at maturity of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

                (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

                  SECTION 513.  Waiver of Past Defaults.

                  The Holders of not less than a majority in aggregate principal amount at maturity of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                (1) in respect of the payment of the principal or Accreted Value of (or premium, if any) or interest on any Security, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  SECTION 514.  Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.


                                                      4.1-40

                                                    ARTICLE SIX

                                                    THE TRUSTEE

                  SECTION 601.  Certain Duties and Responsibilities.

                  (a)      Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                  (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section 601;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount at maturity of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 601.


                                                      4.1-41

                  SECTION 602.  Notice of Default.

                  Within 60 days after the occurrence of any Default hereunder, the Trustee shall transmit, in the manner and to the extent provided in TIA
Section 313(c), notice of such Default hereunder known to any Responsible Officer of the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal or Accreted Value of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that in the case of any Default of the character specified in Section 501(5) no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

                  SECTION 603.  Certain Rights of Trustee.

                  Subject to Section 601 and to the provisions of TIA Sections 315(a) through 315(d):

                  (1) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, receive and rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                                                      4.1-42

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

                  (9) the Trustee shall have no duties, obligations or liability in connection with any Event of Default hereunder unless a Responsible Officer of the Trustee has knowledge thereof.

                  The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               SECTION 604. Trustee Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 605.  May Hold Securities.

                  The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                  SECTION 606.  Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                  SECTION 607.  Compensation and Reimbursement.

                  The Company agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);


                                                      4.1-43

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

                  (3) to indemnify the Trustee and its directors, officers, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of any of them, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself or themselves against any claim or liability in connection with the exercise or performance of any of its or their powers or duties hereunder.

                  The obligations of the Company under this Section 607 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal or Accreted Value of (and premium, if any) or interest on particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(8) or (9), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

                  The   provisions   of  this  Section  607  shall  survive  the
termination of this Indenture or the earlier resignation or removal of the Trustee.

              SECTION 608. Corporate Trustee Required; Eligibility; Conflicting Interests.

                  (a) There shall be at all times a Trustee hereunder which shall be subject to and comply with the provisions of Section 310(a)(1) of the Trust Indenture Act and shall have a combined capital and surplus of at least $50,000,000. If such Corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then, for the purposes of this Section 608, the combined capital and surplus of such Corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 608, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

                  (b) The Trustee shall be subject to and comply with Section 310(b) of the Trust Indenture Act.


                                                      4.1-44

                SECTION 609.  Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 610.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 610 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in aggregate principal amount at maturity of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d)      If at any time:

                  (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 608(a) and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount at maturity of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the

                                                      4.1-45

Holders of Securities in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                (g) The retiring Trustee shall not be liable for any of the acts or omissions of any successor Trustee appointed hereunder.

                  SECTION 610.  Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                SECTION 611. Merger, Conversion, Consolidation or Succession to Business.

                  Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides that the certificate of authentication of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.



                                                      4.1-46

                                                   ARTICLE SEVEN

                               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  SECTION 701.  Disclosure of Names and Addresses of Holders.

                  Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

                  SECTION 702.  Reports by Trustee.

                  Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

                  SECTION 703.  Reports by Company.

                  The Company shall file with the Trustee and deliver to the Holders of Securities the reports and other information required to be provided by it pursuant to Section 1008.


                                                   ARTICLE EIGHT

                            CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.

                  The Company shall not, in a single transaction or a series of related transactions, (i) consolidate with or merge into any other Person or Persons or permit any other Person to consolidate with or merge into the Company (other than a merger of Qwest Corporation into the Company in which the Company shall be the surviving Person) or (ii) directly or indirectly, transfer, sell, lease or otherwise dispose of all or substantially all of its assets to any other Person or Persons, unless, in any such transaction specified in clause (i) or (ii):

                  (1) in a transaction in which the Company is not the surviving Person or in which the Company sells, leases or otherwise disposes of all or substantially all of its assets to any other Person, the resulting, surviving or transferee Person (the "successor entity") is organized under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, all of the Company's obligations under this Indenture;

                  (2) immediately before and after giving effect to such transaction and treating any Debt which becomes an obligation of the Company or a Restricted Subsidiary as a result of such transaction as having been Incurred by the Company or such Restricted Subsidiary at the time of the transaction, no Default or Event of Default shall have occurred and be continuing;

                                                      4.1-47

                  (3) immediately after giving effect to such transaction, the Consolidated Net Worth of the Company (or other successor entity to the Company) is equal to or greater than that of the Company immediately prior to the transaction;

                  (4) immediately after giving effect to such transaction and treating any Debt which becomes an obligation of the Company or a Restricted Subsidiary as a result of such transaction as having been Incurred by the Company or such Restricted Subsidiary at the time of the transaction, the Company (including any successor entity to the Company) could Incur at least $1.00 of additional Debt pursuant to the provisions of paragraph (a) of Section 1011;

                  (5) if, as a result of any such transaction, property or assets of the Company would become subject to a Lien prohibited by the provisions of Section 1015, the Company or the successor entity to the Company shall have secured the Securities as required by such Section 1015; and

                  (6) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each in form and substance reasonably satisfactory to the Trustee, stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officers' Certificate, setting forth the manner of determination of the Consolidated Net Worth, in accordance with clause (3) of this Section 801, of the Company or, if applicable, of the successor entity as required pursuant to the foregoing.

                  SECTION 802.  Successor Substituted.

                  Upon any consolidation of the Company with or merger of the Company with or into any other Corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person or Persons in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and, in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall have become such in the manner described in Section 801), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.


                                                   ARTICLE NINE

                                              SUPPLEMENTAL INDENTURES

               SECTION 901.  Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form and substance satisfactory to the Trustee, for any of the following purposes:


                                                      4.1-48

                 (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the
         Company; or

                  (3)      to add any additional Events of Default; or

                  (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of
         Section 610; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders in any material respect; or

                  (6)   to secure the Securities pursuant to the requirements of
         Section 1016.

                  SECTION 902.  Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in aggregate principal amount at maturity of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (1) change the Stated Maturity of the principal or Accreted Value of or any installment of interest on any Security, or reduce the principal amount or Accreted Value thereof (or premium, if any) or the rate of interest thereon or reduce the amount of the principal at maturity of the Securities that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                  (2) reduce the  percentage  in aggregate  principal  amount at maturity of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

                  (3) modify any of the provisions of this Section 902 or Sections 513 and 1023, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be

                                                      4.1-49
         modified  or  waived   without  the  consent  of  the  Holder  of  each
         Outstanding Security affected thereby.

                  It shall not be  necessary  for any Act of Holders  under this
Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 903.  Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and an Officers' Certificate stating that all conditions precedent to the execution of such supplemental indenture have been fulfilled. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 904.  Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 905.  Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article Nine shall conform as a matter of contract or law to the requirements of the Trust Indenture Act as then in effect.

               SECTION 906.  Reference in Securities to Supplemental Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may bear a notation in form approved by the Trustee and the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                  SECTION 907.  Notice of Supplemental Indentures.

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.



                                                      4.1-50

                                                    ARTICLE TEN

                                                     COVENANTS

                  SECTION 1001. Payment of Principal, Premium, if Any, and Interest.

                  The Company covenants and agrees for the benefit of the Holders that it shall duly and punctually pay the principal or Accreted Value of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                  SECTION 1002.  Maintenance of Office or Agency.

                  The Company shall maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company shall give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

                 SECTION 1003.  Money for Security Payments to Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent, it shall, on or before each due date of the principal or Accreted Value of (or premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or Accreted Value of (or premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for the Securities, it shall, on or before each due date of the principal or Accreted Value of (or premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or Accreted Value (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or Accreted Value, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

                  The Company shall cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent

                                                      4.1-51
shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying Agent shall:

                  (1) hold all sums held by it for the payment of the principal or Accreted Value of, premium, if any, or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or Accreted Value, premium, if any, or interest;

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (4)  indemnify  the  Trustee  and  its  officers,   directors,
         employees and agents against any loss, cost or liability caused by, or incurred as a result of, such Paying Agent's acts or omissions.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal or Accreted Value of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, Accreted Value, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 1004.  Corporate Existence.

                  Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve, with respect to the Company, any such right or franchise or, with respect to any Subsidiary (subject to all the other covenants in this Indenture), any such corporate existence, right or franchise, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

                                                      4.1-52

                  SECTION 1005.  Payment of Taxes and Other Claims.

                  The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Restricted Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  SECTION 1006.  Maintenance of Properties.

                  The Company shall cause all properties owned by the Company or any Restricted Subsidiary or used or held for use in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 1006 shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

                  SECTION 1007.  Insurance.

                  The Company shall at all times keep all of its and its Restricted Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character is usually so insured by Corporations similarly situated and owning like properties.

                  SECTION 1008.  Provision of Financial Statements.

                  The Company will file with the Trustee on the date on which it files them with the Commission copies of the annual and quarterly reports and the information, documents, and other reports that the Company is required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act ("SEC Reports"). In the event the Company shall cease to be required to file SEC Reports pursuant to the Exchange Act, the Company will nevertheless continue to file such reports with the Commission (unless the Commission will not accept such a filing) and the Trustee. The Company will furnish copies of the SEC Reports to the holders of Notes at the time the Company is required to file the same with the Trustee and will make such information available to investors who request it in writing.

                  SECTION 1009.  Statement by Officers as to Default.

                  (a) The Company shall deliver to the Trustee, on the date of delivery of each quarterly report to be delivered pursuant to Section 1008, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 1009(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

                                                      4.1-53

                  (b) When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Debt of the Company or any Restricted Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Debt in the principal amount of less than $5,000,000), the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence.

                  SECTION 1010.  Purchase of Securities upon Change of Control.

                  (a) Upon the occurrence of a Change of Control, each Holder shall have the right to require that the Company repurchase such Holder's Securities in whole or in part in integral multiples of $1,000 principal amount at maturity, in accordance with the procedures set forth in this Section 1010 and this Indenture.

                  (b) Within 30 days of the occurrence of a Change of Control, the Company shall mail an Offer with respect to an Offer to Purchase all Outstanding Securities at a price in cash equal to 101% of the Accreted Value of the Securities on the purchase date plus any accrued and unpaid interest thereon and premium, if any, not otherwise included in the Accreted Value to such purchase date. Installments of interest (including Liquidated Interest) whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307. Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount at maturity.

                  (c) The Company and the Trustee shall perform their respective obligations for the Offer to Purchase as specified in the Offer. Prior to the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Purchase Price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount at maturity to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof.

                  (d) A "Change of Control" shall be deemed to have occurred at such time as (i) a Rating Decline shall have occurred and (ii) either (A) the sale, conveyance, transfer or lease of all or substantially all of the assets of the Company to any Person or any Persons acting together that would constitute a "group" (a "Group") for purposes of Section 13(d) of the Exchange Act, together with any Affiliates or Related Persons thereof, other than any Permitted Holder or any Restricted Subsidiary, shall have occurred; (B) any Person or Group, together with any Affiliates or Related Persons thereof, other than any Permitted Holder or any Restricted Subsidiary, shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is

                                                      4.1-54
exercisable immediately or only after the passage of time) at least 50% of the aggregate voting power of all classes of Voting Stock of the Company at a time when Permitted Holders own less than or equal to 25% of the aggregate voting power of all classes of Voting Stock of the Company; or (C) during any period of two consecutive years, Continuing Directors cease for any reason to constitute a majority of the Board of Directors then in office.

                  (e) In the event that the Company makes an Offer to Purchase the Securities, the Company shall comply with any applicable securities laws and regulations, including any applicable requirements of Section 14(e) of, and Rule 14e-1 under, the Exchange Act.

                  SECTION 1011.  Limitation on Consolidated Debt.

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, Incur any Debt, unless, after giving effect to the application of the proceeds thereof, no Default or Event of Default would occur as a consequence of such Incurrence or be continuing following such Incurrence and either (i) the ratio of (A) the aggregate consolidated principal amount of Debt of the Company outstanding as of the most recent available quarterly or annual balance sheet, after giving pro forma effect to the Incurrence of such Debt and any other Debt Incurred or repaid since such balance sheet date and the receipt and application of the proceeds thereof, to (B) Consolidated Cash Flow Available for Fixed Charges for the four full fiscal quarters next preceding the Incurrence of such Debt for which consolidated financial statements are available, determined on a pro forma basis as if any such Debt had been Incurred and the proceeds thereof had been applied at the beginning of such four fiscal quarters, would be less than 5.5 to 1.0 for Debt Incurred on or prior to April 1, 2000 and 5.0 to 1.0 for Debt Incurred thereafter, or (ii) the Company's Consolidated Capital Ratio as of the most recent available quarterly or annual balance sheet, after giving pro forma effect to the Incurrence of such Debt and any other Debt Incurred or repaid since such balance sheet date and the receipt and application of the proceeds thereof, is less than 2.0 to 1.0.

                  (b) Notwithstanding the foregoing limitation, the Company and any Restricted Subsidiary may Incur any and all of the following (each of which shall be given independent effect):

                (i) Debt under the Securities, this Indenture and any Restricted Subsidiary Guarantee;

                  (ii) (A) Debt Incurred subsequent to March 31, 1997 under Credit Facilities in an aggregate principal amount at any time outstanding not to exceed $150 million plus (B) Debt Incurred subsequent to March 31, 1997 under one or more Credit Facilities that are revolving credit facilities in an aggregate principal amount at any time outstanding not to exceed the greater of (x) $100 million or (y) 85% of Eligible Receivables;

                  (iii) Purchase Money Debt, provided that the amount of such Purchase Money Debt does not exceed 100% of the cost of the construction, installation, acquisition or improvement of the applicable Telecommunications Assets;

                  (iv) Debt owed by the Company to any Restricted Subsidiary of the Company or Debt owed by a Restricted Subsidiary of the Company to the Company or a Restricted Subsidiary of the Company; provided, however, that upon either (x) the transfer or other disposition by such Restricted Subsidiary or the Company of any Debt so permitted to a Person other than the Company or another Restricted Subsidiary of the

                                                      4.1-55

         Company or (y) the issuance (other than directors' qualifying shares), sale, lease, transfer or other disposition of shares of Capital Stock (including by consolidation or merger) of such Restricted Subsidiary to a Person other than the Company or another such Restricted Subsidiary, the provisions of this clause (iv) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred by the issuer thereof at the time of such transfer or other disposition;

                  (v) Debt Incurred to renew, extend, refinance, defease or refund (each, a "refinancing") the Securities, the Senior Notes or Debt of the Company Incurred pursuant to clause (iii) of this paragraph (b), in an aggregate principal amount not to exceed the aggregate principal amount of and accrued interest on the Debt so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt so refinanced or the amount of any premium reasonably determined by the Board of Directors as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the expenses of the Company Incurred in connection with such refinancing; provided, however, that Debt the proceeds of which are used to refinance the Securities or Debt which is pari passu to the Securities or Debt which is subordinate in right of payment to the Securities shall only be permitted under this clause (v) if (A) in the case of any refinancing of the Securities or Debt which is pari passu to the Securities, the refinancing Debt is made pari passu to the Securities or constitutes Subordinated Debt, and, in the case of any refinancing of Subordinated Debt, the refinancing Debt constitutes Subordinated Debt, and (B) in any case, the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, (x) does not provide for payments of principal of such Debt at Stated Maturity or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of the acceleration of any payment with respect to such Debt upon any event of default thereunder), in each case prior to the time the same are required by the terms of the Debt being refinanced, and
         (y) does not permit redemption or other retirement (including pursuant to an offer to purchase made by the Company) of such Debt at the option of the holder thereof prior to the time the same are required by the terms of the Debt being refinanced, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by the Company) which is conditioned upon a change of control pursuant to provisions substantially similar to those described under Section 1010;

                  (vi) Debt consisting of Permitted Interest Rate and Currency Protection Agreements;

                  (vii) Debt secured by Receivables originated by the Company or any Restricted Subsidiary and related assets, provided that such Debt is nonrecourse to the Company and any of its other Restricted Subsidiaries and provided further that Receivables shall not be available at any time to secure Debt of the Company under this clause
         (vii) to the extent that they are used at such time as the basis for the Incurrence of Debt in excess of $100 million pursuant to clause
         (ii)(B)(y) of this paragraph (b); and

                  (viii) Debt not otherwise permitted to be Incurred pursuant to clauses (i) through (vii) above, which, together with any other outstanding Debt Incurred pursuant to this clause (viii), has an

                                                      4.1-56
         aggregate principal amount not in excess of $25 million at any time outstanding.

                  SECTION 1012. Limitation on Debt and Preferred Stock of Restricted Subsidiaries.

                  The Company shall not permit any Restricted Subsidiary that is not a Guarantor to Incur any Debt or issue any Preferred Stock except any and all of the following (each of which shall be given independent effect):

                  (i)      Restricted Subsidiary Guarantees;

                  (ii) Debt of Restricted Subsidiaries under Credit Facilities permitted to be Incurred pursuant to clause (ii) of paragraph (b) of
         Section 1011;

                (iii)Purchase Money Debt of Restricted Subsidiaries permitted to be Incurred pursuant to clause (iii) of paragraph (b) of Section 1011;

                  (iv) Debt owed by a Restricted Subsidiary of the Company to the Company or a Restricted Subsidiary of the Company permitted to be Incurred pursuant to clause (iv) of paragraph (b) of Section 1011;

                  (v) Debt of Restricted Subsidiaries consisting of Permitted Interest Rate and Currency Protection Agreements permitted to be Incurred pursuant to clause (vi) of paragraph (b) of Section 1011;

                  (vi) Debt of Restricted Subsidiaries secured by Receivables originated by the Company or any Restricted Subsidiary and related assets permitted to be Incurred pursuant to clause (vii) of paragraph
         (b) of Section 1011;

                  (vii) Debt of Restricted Subsidiaries permitted to be Incurred pursuant to clause (viii) of paragraph (b) of Section 1011;

                  (viii) Preferred Stock issued to and held by the Company or a Restricted Subsidiary;

                  (ix) Debt Incurred or Preferred Stock issued by a Person prior to the time (A) such Person became a Restricted Subsidiary, (B) such Person merges into or consolidates with a Restricted Subsidiary or (C) another Restricted Subsidiary merges into or consolidates with such Person (in a transaction in which such Person becomes a Restricted Subsidiary), which Debt or Preferred Stock was not Incurred or issued in anticipation of such transaction and was outstanding prior to such transaction; and

                  (x) Debt or Preferred Stock which is exchanged for, or the proceeds of which are used to renew, extend, refinance, defease, refund or redeem, any Debt of a Restricted Subsidiary permitted to be Incurred pursuant to clause (iii) of this Section 1012 or any Debt or Preferred Stock of a Restricted Subsidiary permitted to be Incurred pursuant to clause (ix) of this Section 1012 (or any extension or renewal thereof) (for purposes hereof, a "refinancing"), in an aggregate principal amount, in the case of Debt, or with an aggregate liquidation preference, in the case of Preferred Stock, not to exceed the aggregate principal amount of the Debt so refinanced or the aggregate liquidation preference of the Preferred Stock so refinanced, plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt or Preferred Stock so refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately

                                                      4.1-57
         negotiated repurchase, plus the amount of expenses of the Company and the applicable Restricted Subsidiary Incurred in connection therewith, and provided the Debt or Preferred Stock Incurred or issued upon such refinancing, by its terms, or by the terms of any agreement or instrument pursuant to which such Debt or Preferred Stock is Incurred or issued, (x) does not provide for payments of principal or liquidation value at the Stated Maturity of such Debt or Preferred Stock or by way of a sinking fund applicable to such Debt or Preferred Stock or by way of any mandatory redemption, defeasance, retirement or repurchase of such Debt or Preferred Stock by the Company or any Restricted Subsidiary (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the time the same are required by the terms of the Debt or Preferred Stock being refinanced and (y) does not permit redemption or other retirement (including pursuant to an offer to purchase made by the Company or a Restricted Subsidiary) of such Debt or Preferred Stock at the option of the holder thereof prior to the Stated Maturity of the Debt or
         Preferred Stock being refinanced, other than a redemption or other retirement at the option of the holder of such Debt or Preferred Stock (including pursuant to an Offer to Purchase made by the Company or a Restricted Subsidiary) which is conditioned upon the change of control of the Company pursuant to provisions substantially similar to those contained in Section 1010, and provided further that, in the case of any exchange or redemption of Preferred Stock of a Restricted Subsidiary, such Preferred Stock may only be exchanged for or redeemed with Preferred Stock of such Restricted Subsidiary.

                  SECTION 1013.  Limitation on Restricted Payments.

                  The Company (i) shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, declare or pay any dividend, or make any distribution, in respect of its Capital Stock or to the holders thereof, excluding any dividends or distributions which are made solely to the Company or a Restricted Subsidiary (and, if such Restricted Subsidiary is not a Wholly Owned Subsidiary, to the other stockholders of such Restricted Subsidiary on a pro rata basis) or any dividends or distributions payable solely in shares of its Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to acquire its Capital Stock (other than Disqualified Stock); (ii) shall not, and shall not permit any Restricted Subsidiary to, purchase, redeem or otherwise retire or acquire for value (x) any Capital Stock of the Company, any Restricted Subsidiary or any Related Person of the Company (other than a permitted refinancing) or (y) any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company, any Restricted Subsidiary or any Related Person of the Company or any securities convertible or exchangeable into shares of Capital Stock of the Company, any Restricted Subsidiary or any Related Person of the Company (other than a permitted refinancing), except, in any such case, any such purchase, redemption or retirement or acquisition for value paid to the Company or a Restricted Subsidiary (or, in the event of any such purchase, redemption or other retirement or acquisition for value with respect to a Restricted Subsidiary that is not a Wholly Owned Subsidiary, paid to the Company or a Restricted Subsidiary, or to the other stockholders of such Restricted Subsidiary that is not a Wholly Owned Subsidiary, on a pro rata basis); (iii) shall not make, or permit any Restricted Subsidiary to make, any Investment in, or payment on a Guarantee of any obligation of, any Person, other than the Company or a Restricted Subsidiary; and (iv) shall not, and shall not permit any Restricted Subsidiary to, redeem, defease, repurchase, retire or otherwise acquire or retire for value, prior to any scheduled maturity, repayment or sinking fund payment, Debt of the Company which is subordinate in right of payment to the Securities (other than a permitted refinancing) (each of clauses (i) through

                                                      4.1-58

(iv) being a "Restricted Payment") if: (1) an Event of Default, or an event that with the passing of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing, or (2) upon giving effect to such Restricted Payment, the Company could not Incur at least $1.00 of additional Debt pursuant to the terms of paragraph (a) of Section 1011, or (3) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments from March 31, 1997 exceeds the sum of: (a) 50% of cumulative Consolidated Net Income (or, in the event that Consolidated Net Income shall be negative, 100% of such negative amount) since the end of the last full fiscal quarter prior to March 31, 1997 through the last day of the last full fiscal quarter ending at least 45 days prior to the date of such Restricted Payment,
(b) plus $5 million, (c) less, in the case of any Designation with respect to a Restricted Subsidiary that was made after March 31, 1997, an amount equal to the Designation Amount with respect to such Restricted Subsidiary, (d) plus, in the case of any Revocation made after March 31, 1997, an amount equal to the lesser of the Designation Amount with respect to the Subsidiary with respect to which such Designation was made or the Fair Market Value of the Investment of the Company and its Restricted Subsidiaries in such Subsidiary at the time of Revocation; provided, however, that the Company or a Restricted Subsidiary of the Company may make any Restricted Payment with the aggregate net cash proceeds received after March 31, 1997 as capital contributions to the Company or from the issuance (other than to a Subsidiary) of Capital Stock (other than Disqualified Stock) of the Company and warrants, rights or options on Capital Stock (other than Disqualified Stock) of the Company and the principal amount of Debt of the Company that has been converted into Capital Stock (other than Disqualified Stock and other than by a Subsidiary) of the Company after March 31, 1997.

                  Notwithstanding the foregoing limitation, (i) the Company and any Restricted Subsidiary may make Permitted Investments; (ii) the Company may pay any dividend on Capital Stock of any class of the Company within 60 days after the declaration thereof if, on the date when the dividend was declared, the Company could have paid such dividend in accordance with the foregoing provisions; (iii) the Company may repurchase any shares of its Common Stock or options to acquire its Common Stock from Persons who were formerly directors, officers or employees of the Company or any of its Subsidiaries or Affiliates, provided that the aggregate amount of all such repurchases made pursuant to this clause (iii) shall not exceed $1 million in any twelve-month period; (iv) the Company and any Restricted Subsidiary may refinance any Debt otherwise permitted by clause (v) of paragraph (b) of Section 1011 or clause (x) of Section 1012; and (v) the Company and any Restricted Subsidiary may retire or repurchase any Capital Stock of the Company or of any Restricted Subsidiary in exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, Capital Stock (other than Disqualified Stock) of the Company.

                  SECTION 1014. Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary (i) to pay dividends (in cash or otherwise) or make any other distributions in respect of its Capital Stock owned by the Company or any other Restricted Subsidiary or to pay any Debt or other obligation owed to the Company or any other Restricted Subsidiary; (ii) to make loans or advances to the Company or any other Restricted Subsidiary; or (iii) to transfer any of its property or assets to the Company or any other Restricted Subsidiary.


                                                      4.1-59

                  (b) Notwithstanding the foregoing limitation, the Company may, and may permit any Restricted Subsidiary to, create or otherwise cause or suffer to exist any such encumbrance or restriction (i) pursuant to any agreement in effect on March 31, 1997; (ii) any customary encumbrance or restriction applicable to a Restricted Subsidiary that is contained in an agreement or instrument governing or relating to Debt contained in any Credit Facilities or Purchase Money Debt, provided that the provisions of such agreement permit the payment of interest and mandatory payment or prepayment of principal pursuant to the terms of this Indenture and the Securities and other Debt that is solely an obligation of the Company, but provided further that such agreement may nevertheless contain customary net worth, leverage, invested capital and other financial covenants, customary covenants regarding the merger of or sale of all or any substantial part of the assets of the Company or any Restricted Subsidiary, customary restrictions on transactions with Affiliates, and customary subordination provisions governing Debt owed to the Company or any Restricted Subsidiary; (iii) pursuant to an agreement relating to any Acquired Debt, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired; (iv) pursuant to an agreement effecting a renewal, refunding, permitted refinancing or extension of Debt Incurred pursuant to an agreement referred to in clause
(i), (ii) or (iii) of this paragraph (b), provided, however, that the provisions contained in such renewal, refunding, permitted refinancing or extension agreement relating to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject thereof; (v) in the case of clause (iii) of paragraph (a) of this Section 1014, restrictions contained in any security agreement (including a Capital Lease Obligation) securing Debt of the Company or a Restricted Subsidiary otherwise permitted under this Indenture, but only to the extent such restrictions restrict the transfer of the property subject to such security agreement; (vi) in the case of clause (iii) of paragraph (a) of this Section 1014, customary nonassignment provisions entered into in the ordinary course of business in leases and other agreements and customary restrictions contained in asset sale agreements limiting the transfer of such property or assets pending the closing of such sale; (vii) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary, provided that the consummation of such transaction would not result in a Default or an Event of Default, that such restriction terminates if such transaction is not consummated and that the consummation or abandonment of such transaction occurs within one year of the date such agreement was entered into; (viii) pursuant to applicable law; and (ix) pursuant to this Indenture and the Securities.

                  SECTION 1015.  Limitation on Liens.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, Incur or suffer to exist any Lien on or with respect to any property or assets now owned or acquired after March 31, 1997 to secure any Debt without making, or causing such Restricted Subsidiary to make, effective provision for securing the Securities (x) equally and ratably with such Debt as to such property for so long as such Debt will be so secured or (y) in the event such Debt is Debt of the Company which is subordinate in right of payment to the Securities, prior to such Debt as to such property for so long as such Debt will be so secured.

                  The foregoing restrictions shall not apply to: (i) Liens existing on March 31, 1997 and securing Debt outstanding on March 31, 1997; (ii) Liens in favor of the Company or any Restricted Subsidiary; (iii) Liens to secure the Securities; (iv) Liens to secure Restricted Subsidiary Guarantees;
(v) Liens to secure Debt under Credit Facilities permitted to be Incurred pursuant

                                                      4.1-60
to clause (ii) of paragraph (b) of Section 1011; (vi) Liens on real or personal property of the Company or a Restricted Subsidiary constructed, installed, acquired or constituting improvements made after the date of original issuance of the Securities to secure Purchase Money Debt permitted to be Incurred pursuant to clause (iii) of paragraph (b) of Section 1011, provided, however, that (a) the principal amount of any Debt secured by such a Lien does not exceed 100% of such purchase price or cost of construction, installation or improvement of the property subject to such Lien, (b) such Lien attaches to such property prior to, at the time of or within 270 days after the acquisition, the completion of construction, installation or improvement or the commencement of operation of such property and (c) such Lien does not extend to or cover any property other than the specific item of property (or portion thereof) acquired, constructed, installed or constituting the improvements financed by the proceeds of such Purchase Money Debt; (vii) Liens to secure Acquired Debt, provided, however, that (a) such Lien attaches to the acquired asset prior to the time of the acquisition of such asset and (b) such Lien does not extend to or cover any other asset; (viii) Liens to secure Debt Incurred to extend, renew, refinance or refund (or successive extensions renewals, refinancings or refundings), in whole or in part, Debt secured by any Lien referred to in the foregoing clauses (i),
(iii), (iv), (v), (vi) and (vii) of this Section 1015 so long as such Lien does not extend to any other property and the principal amount of Debt so secured is not increased except as otherwise permitted under clause (v) of paragraph (b) of
Section 1011 or clause (x) of Section 1012; (ix) Liens to secure debt consisting of Permitted Interest Rate and Currency Protection Agreements permitted to be Incurred pursuant to clause (vi) of paragraph (b) of Section 1011; (x) Liens to secure Debt secured by Receivables permitted to be Incurred pursuant to clause
(vii) of paragraph (b) of Section 1011; (xi) Liens to secure Debt of Restricted Subsidiaries permitted to be Incurred pursuant to clause (viii) of paragraph (b) of Section 1011; (xii) Liens not otherwise permitted by the foregoing clauses
(i) through (xi) in an amount not to exceed 5% of the Company's Consolidated Tangible Assets; and (xiii) Permitted Liens.

                SECTION 1016. Limitation on Issuances of Certain Guarantees by, and Debt Securities of, Restricted Subsidiaries.

                  The Company shall not (i) permit any Restricted Subsidiary to, directly or indirectly, guarantee any Debt Securities of the Company or (ii) permit any Restricted Subsidiary to issue any Debt Securities unless, in either such case, such Restricted Subsidiary simultaneously executes and delivers a Restricted Subsidiary Guarantee providing for a Guarantee of payment of the Securities.

                  SECTION 1017.  Limitation on Sale and Leaseback Transactions.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into, assume, Guarantee or otherwise become liable with respect to any Sale and Leaseback Transaction, other than a Sale and Leaseback Transaction between the Company or a Restricted Subsidiary on the one hand and a Restricted Subsidiary or the Company on the other hand, unless (i) the Company or such Restricted Subsidiary would be entitled to Incur a Lien to secure Debt by reason of the provisions of Section 1015, equal in amount to the Attributable Value of the Sale and Leaseback Transaction, without equally and ratably securing the Securities and (ii) the Sale and Leaseback Transaction is treated as an Asset Disposition and all of the conditions of Section 1018 (including the provisions concerning the application of Net Available Proceeds) are satisfied with respect to such Sale and Leaseback Transaction, treating all of the consideration received in such Sale and Leaseback Transaction as Net Available Proceeds for purposes of such Section 1018.


                                                      4.1-61

                  SECTION 1018.  Limitation on Asset Dispositions.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, make any Asset Disposition unless: (i) the Company or the Restricted Subsidiary, as the case may be, receives consideration for such disposition at least equal to the Fair Market Value for the assets sold or disposed of as determined by the Board of Directors in good faith and evidenced by a Board Resolution; and (ii) at least 75% of the consideration for such disposition consists of cash or cash equivalents or the assumption of Debt of the Company (other than Debt that is subordinated to the Securities) or of the Restricted Subsidiary and release from all liability on the Debt assumed. If the aggregate of Net Available Proceeds within any twelve-month period exceeds $5 million, then all such Net Available Proceeds shall be applied within 360 days of the last such Asset Disposition (1) first, to the permanent repayment or reduction of Debt then outstanding under any Credit Facility, to the extent such agreements would require such application or prohibit payments pursuant to clause (2) following; (2) second, to the extent of remaining Net Available Proceeds, to make an Offer to Purchase Outstanding Securities at a price in cash equal to 100% of the Accreted Value of the Securities on the purchase date plus accrued and unpaid interest thereon and premium, if any, not otherwise included in the Accreted Value to such purchase date and, to the extent required by the terms thereof, any other Debt of the Company that is pari passu with the Securities at a price no greater than 100% of the principal amount thereof plus accrued and unpaid interest to the purchase date (or 100% of the accreted value plus accrued and unpaid interest and premium, if any, to the purchase date in the case of original issue discount Debt); (3) third, to the extent of any remaining Net Available Proceeds following the completion of the Offer to Purchase, to the repayment of other Debt of the Company or Debt of a Restricted Subsidiary, to the extent permitted under the terms thereof; and (4) fourth, to the extent of any remaining Net Available Proceeds, to any other use as determined by the Company which is not otherwise prohibited by this Indenture.

               SECTION 1019. Limitation on Issuances and Sales of Capital Stock of Restricted Subsidiaries.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, issue, transfer, convey, sell or otherwise dispose of any shares of Capital Stock of a Restricted Subsidiary or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, Capital Stock of a Restricted Subsidiary to any Person other than the Company or a Restricted Subsidiary except: (i) a sale of all of the Capital Stock of such Restricted Subsidiary owned by the Company and any Restricted Subsidiary that complies with the provisions of Section 1018 to the extent such provisions apply; (ii) in a transaction that results in such Restricted Subsidiary becoming a Permitted Joint Venture, provided (x) such transaction complies with the provisions of Section 1018 to the extent such provisions apply and (y) the Company's remaining Investment in such Permitted Joint Venture would have been permitted as a new Investment under the provisions of Section 1013;
(iii) the transfer, conveyance, sale or other disposition of shares required by applicable law or regulation; (iv) if required, the issuance, transfer, conveyance, sale or other disposition of directors' qualifying shares; or (v) Disqualified Stock issued in exchange for, or upon conversion of, or the proceeds of the issuance of which are used to redeem, refinance, replace or refund, shares of Disqualified Stock of such Restricted Subsidiary, provided that the amounts of the redemption obligations of such Disqualified Stock shall not exceed the amounts of the redemption obligations of, and such Disqualified Stock shall have redemption obligations no earlier than those required by, the Disqualified Stock being exchanged, converted, redeemed, refinanced, replaced or refunded.


                                                      4.1-62

                SECTION 1020.  Transactions with Affiliates and Related Persons.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any transaction (or series of related transactions) with an Affiliate or Related Person of the Company (other than the Company or a Restricted Subsidiary), including any Investment, unless such transaction is on terms no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or Related Person and is in the best interests of the Company or such Restricted Subsidiary, provided that the Company or any Restricted Subsidiary may enter into: (i) transactions pursuant to the Company's tax sharing agreement entered into with Anschutz Company existing at the date of execution of this Indenture described under the caption "Certain Transactions" in the Offering Memorandum, provided that any amendment of, supplement to or substitute for such agreement is on terms that are no less favorable to the Company or such Restricted Subsidiary than such existing agreement; (ii) transactions pursuant to employee compensation arrangements approved by the Board of Directors, either directly or indirectly; and (iii) Receivables Sales between the Company or a Restricted Subsidiary and an Affiliate of the Company or such Restricted Subsidiary, provided that such Receivables Sales satisfy the provisions of clauses (i) and (ii) of Section 1018. For any transaction that involves in excess of $10 million but less than or equal to $15 million, the Company shall deliver to the Trustee an Officers' Certificate stating that the transaction satisfies the above criteria. For any transaction that involves in excess of $15 million, a majority of the disinterested members of the Board of Directors shall determine that the transaction satisfies the above criteria and shall evidence such a determination by a Board Resolution or, in the event that there shall not be disinterested members of the Board of Directors with respect to the transaction, the Company shall file with the Trustee a written opinion stating that the transaction satisfies the above criteria from an investment banking firm of national standing in the United States which, in the good faith judgment of the Board of Directors, is independent with respect to the Company and its Affiliates and qualified to perform such task.

                  SECTION 1021. Limitation on Designations of Unrestricted Subsidiaries.

                  The Company shall not designate any Subsidiary of the Company (other than a newly created Subsidiary in which no Investment has previously been made) as an Unrestricted Subsidiary (a "Designation") unless:

                  (a) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

                  (b) immediately after giving effect to such Designation, the Company would be able to Incur $1.00 of Debt under paragraph (a) of
         Section 1011; and

                  (c) the Company would not be prohibited under any provision of this Indenture from making an Investment at the time of Designation (assuming the effectiveness of such Designation) in an amount (the "Designation Amount") equal to the Fair Market Value of the net Investment of the Company or any other Restricted Subsidiary in such Restricted Subsidiary on such date.

                  In the event of any such Designation, the Company shall be deemed to have made an Investment constituting a Restricted Payment pursuant to
Section 1013 for all purposes of this Indenture in the Designation Amount. In addition, neither the Company nor any Restricted Subsidiary shall at any time
(x) provide credit support for, or a guarantee of, any Debt of any

                                                      4.1-63

Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Debt), provided that the Company or a Restricted Subsidiary may pledge Capital Stock or Debt of any Unrestricted Subsidiary on a nonrecourse basis such that the pledgee has no claim whatsoever against the Company other than to obtain such pledged property, (y) be directly or indirectly liable for any Debt of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any Debt which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity upon the occurrence of a default with respect to any Debt of any Unrestricted Subsidiary (including any right to take enforcement action against such Unrestricted Subsidiary), except in the case of clause (x) or (y) to the extent permitted under Section 1013 or 1020.

                  A Designation may be revoked (a "Revocation") by a Board Resolution, provided that the Company shall not make any Revocation unless:

                  (a) no Default or Event of Default shall have occurred and be continuing at the time of and after giving effect to such Revocation; and

                  (b) all Liens and Debt of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if Incurred at such time, have been permitted to be Incurred at such time for all purposes of this Indenture.

                  All Designations and Revocations must be evidenced by Board Resolutions certifying compliance with the foregoing provisions.

                 SECTION 1022. No Repayment of Existing Parent Company Advances with the Proceeds of the Securities.

                  The Company shall not apply any portion of the proceeds of the offering of the Securities toward the repayment of advances made to the Company or any of its subsidiaries by any parent company of the Company outstanding at the date of execution of this Indenture.

                  SECTION 1023.  Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1007 through 1022, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                  SECTION 1024.  Trustee Not to Monitor Performance.

                  The Trustee shall have no duty to confirm or monitor the performance by the Company of its duties pursuant to the covenants set forth in this Article Ten.



                                                      4.1-64

                                                  ARTICLE ELEVEN

                                             REDEMPTION OF SECURITIES

                  SECTION 1101.  Right of Redemption.

                  The Securities will be subject to redemption at the option of the Company, in whole or in part, at any time or from time to time on or after October 15, 2002, upon not less than 30 nor more than 60 days' prior notice, subject to the conditions and at the redemption prices (expressed as percentages of Accreted Value) set forth in the form of Security, plus accrued and unpaid interest thereon (if any) to the Redemption Date.

                  SECTION 1102.  Applicability of Article.

                  Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

                  SECTION 1103.  Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount at maturity of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1104.

               SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount at maturity of Securities; provided, however, that no such partial redemption shall reduce the portion of the principal amount at maturity of a Security not redeemed to less than $1,000.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount at maturity thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the Accreted Value of such Security which has been or is to be redeemed.

                  SECTION 1105.  Notice of Redemption.

                  Notice of redemption shall be given in the manner provided for in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

                  Each notice of redemption shall state:

                  (1)      the Redemption Date,

                                                      4.1-65

                  (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 1107, if any,

                  (3) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amount at maturity) of the particular Securities to be redeemed,

                  (4) in case any Security is to be redeemed in part only, that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount at maturity thereof remaining unredeemed,

                  (5) that on the Redemption Date the Redemption Price (and accrued interest, if any, to the Redemption Date payable as provided in
         Section 1107) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date, and

                  (6) the place or places where such Securities are to be presented and surrendered for payment of the Redemption Price and accrued interest, if any.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  SECTION 1106.  Deposit of Redemption Price.

                  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

                  SECTION 1107.  Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal or Accreted Value (and premium, if any) shall, until paid, accrete or bear interest from the Redemption Date at the rate of accretion of and interest rate borne by the Securities.


                                                      4.1-66

                  SECTION 1108.  Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount at maturity equal to and in exchange for the unredeemed portion of the principal amount at maturity of the Security so surrendered.


                                                  ARTICLE TWELVE

                                        DEFEASANCE AND COVENANT DEFEASANCE

                SECTION 1201. Company's Option to Effect Defeasance or Covenant Defeasance.

                  The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1202 or
Section 1203 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

                  SECTION 1202.  Defeasance and Discharge.

                  Upon the Company's exercise under Section 1201 of the option applicable to this Section 1202, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1204 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1205 and the other Sections of this Indenture referred to in clauses (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal or Accreted Value of, premium, if any, and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and
(D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203 with respect to the Securities.

                  SECTION 1203.  Covenant Defeasance.

                  Upon the Company's exercise under Section 1201 of the option applicable to this Section 1203, the Company shall be released from its obligations under any covenant contained in Section 801(4) and in Sections 1007 through 1021 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to

                                                      4.1-67
be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3), 501(4) or 501(5), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

                 SECTION 1204.  Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either
Section 1202 or Section 1203 to the Outstanding Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities: (A) money in an amount, or (B) Government Securities which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment in respect of the Securities, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal or Accreted Value of (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal or Accreted Value (and premium, if any) or installment of interest; provided that the Trustee shall have been irrevocably instructed in writing to apply such money or the proceeds of such Government Securities to said payments with respect to the Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1103, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

                  (2) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (8) and (9) of Section 501 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

                  (4) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that

                                                      4.1-68

         (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since October 9, 1997 there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (5) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (6) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

                  SECTION 1205. Deposited Money and Government Securities to Be Held in Trust; Other Miscellaneous Provisions.

                  Subject to the  provisions  of the last  paragraph  of Section
1003, all money and Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal or Accreted Value, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee and (if applicable) its officers, directors, employees and agents against any tax, fee or other charge imposed on or assessed against the Government Securities deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

                  Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Securities held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article Twelve.

                  SECTION 1206.  Reinstatement.

                  If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1205 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the

                                                      4.1-69

Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1202 or 1203, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1205; provided, however, that if the Company makes any payment of principal or Accreted Value of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.



                                                      4.1-70

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                     QWEST COMMUNICATIONS INTERNATIONAL INC.


                                                 By:/s/_________________________
                                                 Title:


Attest:/s/_________________________
Title:


                                            BANKERS TRUST COMPANY, as Trustee


                                                 By:/s/_________________________
                                                 Title:





                                                      4.1-71

                                                     EXHIBIT A

                                             Form of Face of Security

                  [If a Global Security, then insert:] THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES
REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  [If a Global Security, then insert:] UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  [If a Rule 144A Security, then insert:] THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE
TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER (IF AVAILABLE) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

                  [If a Regulation S Security, then insert:] THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, PRIOR TO THE EXPIRATION OF A RESTRICTED PERIOD (DEFINED AS 40 DAYS AFTER THE ISSUE DATE WITH RESPECT TO THE SECURITIES), MAY NOT BE: OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR
(2) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.


                                               QWEST COMMUNICATIONS
                                                INTERNATIONAL INC.

                                 9.47% [Series B]1 Senior Discount Note Due 2007

                                                                 CUSIP: ________

No. __________                                                         $________


                  FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 OF PRINCIPAL AMOUNT (1) THE "ISSUE PRICE" IS $629.62; (2) THE "STATED REDEMPTION PRICE AT MATURITY" IS $1,473.50; (3) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT (THE EXCESS OF THE "STATED REDEMPTION PRICE AT MATURITY" OVER THE "ISSUE PRICE") IS $843.88; (4) THE ISSUE DATE IS OCTOBER 15, 1997; (5) THE YIELD TO MATURITY (COMPOUNDED SEMI-ANNUALLY) IS 9.47%; AND (6) THE METHOD USED TO DETERMINE YIELD TO MATURITY IS THE EXACT METHOD.

                  Qwest Communications International Inc., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________ or registered assigns, the principal sum of ____________________ Dollars [if a Global Security, then insert: (which principal amount may from time to time be increased or decreased to such other principal amounts which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed $______________ in the aggregate at any time, by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture)] on October 15, 2007, at the office or agency of the Company referred to below, and to pay interest thereon, semi-annually on April 15 and October 15 in each year, commencing on April 15, 2003, accruing from October 15, 2002 or from the most recent Interest Payment Date to which interest has been paid or duly provided for; provided, however, that the Company may elect, upon not less than 60 days' prior notice, to commence the accrual of cash interest on all outstanding Securities on any April 15 or October 15 on or after October 15, 2000 and prior to October 15, 2002, in which case the outstanding principal amount at maturity of each Security will on such commencement date be reduced to the Accreted Value of this Security as of such date and cash interest shall be payable with respect to this Security on each April 15 and October 15 thereafter. Except as otherwise described in this paragraph, interest on the Securities will accrue at the rate of 9.47% per annum, until the principal amount at maturity hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for [provided, however, that if (i) (a) Company has not filed a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") within 90 days after October 15, 1997, with respect to a registered offer (the "Exchange Offer") to exchange this Security for a security (an "Exchange Security") with terms identical in all material respects to this Security (except that such security will not contain terms with respect to registration rights or transfer restrictions, and provisions regarding interest and Liquidated Interest (described below) will be modified or eliminated, as appropriate), or (b) the Registration Statement has not been declared effective within 150 days after October 15, 1997, or (c) the Exchange Offer has not been consummated within 180 days after October 15, 1997; or (ii)
--------
1        Include only for Exchange Securities.

in lieu thereof, the Company has not filed a shelf registration statement (the "Shelf Registration Statement") under the Securities Act within 210 days after October 15, 1997, covering resales of this Security and such Shelf Registration Statement has not been declared effective; or (iii) either the Registration
Statement or, if applicable, the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective or usable (subject to certain exceptions) in connection with resales of this Security or Exchange
Securities  in  accordance  with  and  during  the  periods   specified  in  the
Registration Agreement without being succeeded promptly by an additional registration statement filed and declared effective, in each case (i) through
(iii) upon the terms and conditions set forth in the Registration Agreement (each such event referred to in clauses (i) through (iii), a "Registration Default"), then additional interest ("Liquidated Interest") will accrue (in addition to the accretion of principal and any stated interest on the Securities) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. Liquidated Interest will be payable at a rate per annum equal to 0.5% on the principal amount at maturity of the Securities during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.25% per annum of the principal amount at maturity of the Securities at the end of each subsequent 90-day period, but in no event shall such rates exceed 2.00% per annum in the aggregate regardless of the number of Registration Defaults. Accrued Liquidated Interest, if any, shall be paid in cash semiannually on April 15 and October 15 in each year; and the amount of accrued Liquidated Interest shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Liquidated Interest) on this Security upon the issuance of an Exchange Security in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Liquidated Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.]2

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal
--------
2 Include for Initial Securities and, if there has occurred a Registration Default, include for Exchange Securities.

tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                                                      QWEST COMMUNICATIONS
                                                            INTERNATIONAL INC.


                                                            By:

                                                            Authorized Signatory

                                            Form of Reverse of Security

                  This Security is one of a duly authorized issue of securities of the Company designated as its 9.47% [Series B]1 Senior Discount Notes Due 2007 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $555,890,000, which may be issued under an indenture (herein called the "Indenture") dated as of October 15, 1997 between the Company and Bankers Trust Company, trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Securities are subject to redemption at the option of the Company, in whole or in part, at any time or from time to time on or after October 15, 2002, upon not less than 30 nor more than 60 days' prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon (if any) to the redemption date, if redeemed during the twelve months beginning October 15 of the years indicated below:


Year                                                            Redemption Price
----                                                            ----------------
2002......................................................              104.735%
2003......................................................              103.157%
2004......................................................              101.578%
2005 and thereafter.......................................              100.000%

                  In addition, prior to October 15, 2000, the Company may redeem up to 35% of the Accreted Value of the Securities at a redemption price equal to 109.47% of the Accreted Value of the Securities so redeemed, plus accrued and unpaid interest thereon (if any) to the redemption date, with the net proceeds of one or more Public Equity Offerings resulting in gross proceeds of at least $100 million in the aggregate; provided that at least 65% of the Accreted Value of the Securities would remain outstanding immediately after giving effect to such redemption.

                  Upon the occurrence of a Change of Control, the Holder of this Security may require the Company, subject to certain limitations provided in the Indenture, to repurchase this Security at a purchase price in cash in an amount equal to 101% of the Accreted Value of this Security on the purchase date plus any accrued and unpaid interest and premium, if any, not otherwise included in the Accreted Value to such purchase date.

                  In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor
Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

--------
1        Include for Exchange Securities only.

                  In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default shall occur and be continuing, the principal amount at maturity of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture and in an amount equal to the Accreted Value of the Securities as of the date on which the Securities first become due and payable, plus any accrued and unpaid interest and premium, if any, not otherwise included in the Accreted Value to such date.

                  The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount at maturity of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount at maturity of the
Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal or Accreted Value of (and premium, if any) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 Form of Trustee's Certificate of Authentication

                  The Trustee's certificate of authentication shall be in substantially the following form:

                                      TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  Dated:  ____________________

                  This   is   one  of  the   Securities   referred   to  in  the
within-mentioned Indenture.

                                                              [NAME OF TRUSTEE]
                                   as Trustee


                                                    By:_________________________
                                                         Authorized Signatory

                                                  Assignment Form

                  If you, the holder, want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to
-----------------------------------



(Insert assignee's social security or tax ID number)

(Print or type assignee's name, address and zip code)



and irrevocably appoint ________________________________
of       ________________________________
         --------------------------------

agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.

                  In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the date two years (or such shorter period of time as may be permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) after the later of the original issuance date appearing on the face of this Security (or any Predecessor Security) or the last date on which the Company or any Affiliate of the Company was the owner of this Security (or any Predecessor Security), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Security is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder.

If the above is not correct, the Trustee or Security Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer or registration set forth herein and in Section 313 of the Indenture shall have been satisfied.



Dated:_________________                              Your signature:
                 (Sign exactly as your name appears on the other
                             side of this Security)

                                            By:
                 NOTICE: To be executed by an executive officer


Signature Guarantee:__________________________


                  TO BE COMPLETED BY PURCHASER:

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A (including the information specified in Rule 144A(d)(4)) or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:__________________________
                                         NOTICE:  To be executed by an executive
                                                  officer

[The Transferee Certificates (Exhibit B to the Indenture) will be attached to the Security]

                                        Option of Holder to Elect Purchase

                  If you wish to have this Security purchased by the Company pursuant to Section 1010 or 1018 of the Indenture, check the box: |_|

                  If you wish to have a portion of this Security purchased by the Company pursuant to Section 1010 or 1018 of the Indenture, state the amount:
$-------------

Dated:______________________                                  Your Signature:

                                              (Sign exactly as your name appears
                                              n the other side of this Security)

                                                     EXHIBIT B

                                        Form of Certificate to Be Delivered
                                           in Connection with Transfers
                                             Pursuant to Regulation S

                                                                          [Date]

Bankers Trust Company
Four Albany Street
New York, NY  10006

Attention:  Corporate Market Services

         Re: Qwest Communications International Inc. (the "Company") 9.47% Senior Discount Notes Due 2007 (the "Securities")

Dear Sirs:

                  In connection with our proposed sale of $ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1)the offer of the Securities was not made to a person in the United States;

                  (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                 (4)the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

                  (5)we have advised the transferee of the transfer restrictions applicable to the Securities; and

                  (6) if the circumstances set forth in Rule 904(c) under the Securities Act are applicable, we have complied with the additional conditions therein, including (if applicable) sending a confirmation or other notice stating that the Securities may be offered and sold: during the restricted period specified in Rule 903(c)(2) or (3), as applicable; in accordance with the provisions of Regulation S; pursuant to registration of the Securities under the Securities Act; or pursuant to an available exemption from the registration requirements under the Securities Act.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                     Very truly yours,

                                                     [Name of Transferor]

                                                     By:
                                                           Authorized Signatory

                                     QWEST COMMUNICATIONS INTERNATIONAL INC.,

                                                      Issuer

                                                        to

                                              BANKERS TRUST COMPANY,

                                                      Trustee



                                               --------------------



                                                     Indenture


                                           Dated as of October 15, 1997


                                               ---------------------



                                     $555,890,000 Principal Amount at Maturity


                                       9.47% Senior Discount Notes Due 2007

                                                TABLE OF CONTENTS

                                                                                                               Page

PARTIES.........................................................................................................  1
RECITALS OF THE COMPANY.........................................................................................  1


                                                    ARTICLE ONE

                                         DEFINITIONS AND OTHER PROVISIONS
                                              OF GENERAL APPLICATION

         SECTION 101.  Definitions..............................................................................  1
                  Accreted Value................................................................................  2
                  Acquired Debt.................................................................................  2
                  Act      .....................................................................................  2
                  Affiliate.....................................................................................  3
                  Agent Member..................................................................................  3
                  Asset Disposition.............................................................................  3
                  Attributable Value............................................................................  3
                  Board of Directors............................................................................  4
                  Board Resolution..............................................................................  4
                  Business Day..................................................................................  4
                  Capital Lease Obligation......................................................................  4
                  Capital Stock.................................................................................  4
                  Cash Equivalents..............................................................................  4
                  Change of Control.............................................................................  5
                  Commission....................................................................................  5
                  Common Stock..................................................................................  5
                  Company  .....................................................................................  5
                  Company Order.................................................................................  5
                  Company Request...............................................................................  5
                  Consolidated Capital Ratio....................................................................  5
                  Consolidated Cash Flow Available for Fixed Charges............................................  5
                  Consolidated Income Tax Expense...............................................................  6
                  Consolidated Interest Expense.................................................................  6
                  Consolidated Net Income.......................................................................  6
                  Consolidated Net Worth........................................................................  7
                  Consolidated Tangible Assets..................................................................  7
                  Continuing Director...........................................................................  7
                  Corporate Trust Office........................................................................  7
                  Corporation...................................................................................  7
                  Credit Facilities.............................................................................  7
                  Debt     .....................................................................................  8
                  Debt Securities...............................................................................  8
                  Default  .....................................................................................  8
                  Defaulted Interest............................................................................  8
                  Depository....................................................................................  8
                  Designation...................................................................................  9
                  Designation Amount............................................................................  9
                  Disqualified Stock............................................................................  9
                  Eligible Institution..........................................................................  9
                  Eligible Receivables..........................................................................  9
                  Event of Default..............................................................................  9
                  Exchange Act..................................................................................  9
--------
Note:    This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.




                                                        ii


                                                                                                               Page

                  Exchange Offer................................................................................  9
                  Exchange Offer Registration Statement.........................................................  9
                  Exchange Securities........................................................................... 10
                  Expiration Date............................................................................... 10
                  Fair Market Value............................................................................. 10
                  Federal Bankruptcy Code....................................................................... 10
                  Global Security............................................................................... 10
                  Government Securities......................................................................... 10
                  Group    ..................................................................................... 10
                  Guarantee..................................................................................... 10
                  Guarantor..................................................................................... 10
                  Holder   ..................................................................................... 11
                  Incur    ..................................................................................... 11
                  Indenture..................................................................................... 11
                  Indenture Obligations......................................................................... 11
                  Initial Purchasers............................................................................ 11
                  Initial Securities............................................................................ 11
                  Interest Payment Date......................................................................... 11
                  Interest Rate or Currency Protection Agreement................................................ 11
                  Investment.................................................................................... 11
                  Lien     ..................................................................................... 12
                  Liquidated Interest........................................................................... 12
                  Maturity ..................................................................................... 12
                  Net Available Proceeds........................................................................ 12

                  Notice of Default............................................................................. 13
                  Offer    ..................................................................................... 13
                  Offer to Purchase............................................................................. 13
                  Offering Memorandum........................................................................... 15
                  Officers' Certificate......................................................................... 15
                  Opinion of Counsel............................................................................ 15
                  Outstanding................................................................................... 15
                  Paying Agent.................................................................................. 16
                  Permitted Holders............................................................................. 16
                  Permitted Interest Rate or Currency Protection Agreement...................................... 16
                  Permitted Investments......................................................................... 17
                  Permitted Joint Venture....................................................................... 17
                  Permitted Liens............................................................................... 17
                  Permitted Telecommunications Capital Asset Disposition........................................ 18
                  Person   ..................................................................................... 18
                  Physical Security............................................................................. 18
                  Predecessor Security.......................................................................... 18
                  Preferred Dividends........................................................................... 18
                  Preferred Stock............................................................................... 18
                  Private Placement Legend...................................................................... 18
                  Public Equity Offering........................................................................ 19
                  Purchase Amount............................................................................... 19
                  Purchase Date................................................................................. 19
                  Purchase Money Debt........................................................................... 19
                  Purchase Price................................................................................ 19
                  Qualified Institutional Buyer................................................................. 19
                  QIB      ..................................................................................... 19
                  Rating Decline................................................................................ 19
                  Receivables................................................................................... 19
                  Receivables Sale.............................................................................. 19
                  Redemption Date............................................................................... 19




                                                        iii


                                                                                                               Page

                  Redemption Price.............................................................................. 19
                  Registration Agreement........................................................................ 19
                  Registration Statement........................................................................ 20
                  Regular Record Date........................................................................... 20
                  Regulation S.................................................................................. 20
                  Regulation S Global Security.................................................................. 20
                  Related Person................................................................................ 20
                  Responsible Officer........................................................................... 20
                  Restricted Payment............................................................................ 20
                  Restricted Subsidiary......................................................................... 20
                  Restricted Subsidiary Guarantee............................................................... 20
                  Revocation.................................................................................... 20
                  Rule 144A..................................................................................... 20
                  Rule 144A Global Security..................................................................... 21
                  Sale and Leaseback Transaction................................................................ 21
                  Securities.................................................................................... 21
                  Securities Act................................................................................ 21
                  Security Register............................................................................. 21
                  Security Registrar............................................................................ 21
                  Senior Notes.................................................................................. 21
                  Shelf Registration Statement.................................................................. 21
                  Special Record Date........................................................................... 21
                  Stated Maturity............................................................................... 21
                  Strategic Investor............................................................................ 22
                  Subordinated Debt............................................................................. 22
                  Subsidiary.................................................................................... 22
                  Telecommunications Assets..................................................................... 23
                  Telecommunications Business................................................................... 23
                  Trust Indenture Act........................................................................... 23
                  TIA      ..................................................................................... 23
                  Trustee  ..................................................................................... 23
                  Unrestricted Subsidiary....................................................................... 23
                  Vice President................................................................................ 23
                  Voting Stock.................................................................................. 23
                  Wholly Owned Subsidiary....................................................................... 23
         SECTION 102.  Compliance Certificates and Opinions..................................................... 23
         SECTION 103.  Form of Documents Delivered to Trustee................................................... 24
         SECTION 104.  Acts of Holders.......................................................................... 25
         SECTION 105.  Notices, Etc., to Trustee and Company.................................................... 26
         SECTION 106.  Notice to Holders; Waiver................................................................ 26
         SECTION 107.  Effect of Headings and Table of Contents................................................. 27
         SECTION 108.  Successors and Assigns................................................................... 27
         SECTION 109.  Separability Clause...................................................................... 27
         SECTION 110.  Benefits of Indenture.................................................................... 27
         SECTION 111.  Governing Law............................................................................ 28
         SECTION 112.  Conflict with Trust Indenture Act........................................................ 28
         SECTION 113.  Legal Holidays........................................................................... 28
         SECTION 114.  No Personal Liability of Directors, Officers,
                  Employees and
                                Stockholders.................................................................... 28
         SECTION 115.  Independence of Covenants................................................................ 29
         SECTION 116.  Exhibits................................................................................. 29
         SECTION 117.  Counterparts............................................................................. 29
         SECTION 118.  Duplicate Originals...................................................................... 29

                                                    ARTICLE TWO




                                                        iv


                                                                                                               Page

                                                  SECURITY FORMS

         SECTION 201.  Forms Generally.......................................................................... 29

                                                   ARTICLE THREE

                                                  THE SECURITIES

         SECTION 301.  Title and Terms.......................................................................... 30
         SECTION 302.  Denominations............................................................................ 31
         SECTION 303.  Execution, Authentication, Delivery and Dating........................................... 31
         SECTION 304.  Temporary Securities..................................................................... 33
         SECTION 305.  Registration, Registration of Transfer and Exchange...................................... 33
         SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities......................................... 35
         SECTION 307.  Payment of Interest; Interest Rights Preserved........................................... 35
         SECTION 308.  Persons Deemed Owners.................................................................... 37
         SECTION 309.  Cancellation............................................................................. 37
         SECTION 310.  Computation of Interest.................................................................. 37
         SECTION 311.  CUSIP Number............................................................................. 38
         SECTION 312.  Book-Entry Provisions for Global Securities.............................................. 38
         SECTION 313.  Special Transfer Provisions.............................................................. 39

                                                   ARTICLE FOUR

                                            SATISFACTION AND DISCHARGE

         SECTION 401.  Satisfaction and Discharge of Indenture.................................................. 41
         SECTION 402.  Application of Trust Money............................................................... 42

                                                   ARTICLE FIVE

                                                     REMEDIES

         SECTION 501.  Events of Default........................................................................ 42
         SECTION 502.  Acceleration of Maturity; Rescission and Annulment....................................... 44
         SECTION 503.  Collection of Indebtedness and Suits for Enforcement
                  by
                                Trustee......................................................................... 45
         SECTION 504.  Trustee May File Proofs of Claim......................................................... 46
         SECTION 505.  Trustee May Enforce Claims Without Possession of
                  Securities.................................................................................... 47
         SECTION 506.  Application of Money Collected........................................................... 47
         SECTION 507.  Limitation on Suits...................................................................... 48
         SECTION 508.  Unconditional Right of Holders to Receive Principal,
                                Premium and Interest............................................................ 48
         SECTION 509.  Restoration of Rights and Remedies....................................................... 49
         SECTION 510.  Rights and Remedies Cumulative........................................................... 49
         SECTION 511.  Delay or Omission Not Waiver............................................................. 49
         SECTION 512.  Control by Holders....................................................................... 49
         SECTION 513.  Waiver of Past Defaults.................................................................. 50
         SECTION 514.  Waiver of Stay or Extension Laws......................................................... 50

                                                    ARTICLE SIX

                                                    THE TRUSTEE





                                                         v


                                                                                                               Page

         SECTION 601.  Certain Duties and Responsibilities...................................................... 50
         SECTION 602.  Notice of Default........................................................................ 52
         SECTION 603.  Certain Rights of Trustee................................................................ 52
         SECTION 604.  Trustee Not Responsible for Recitals or Issuance of
                  Securities.................................................................................... 53
         SECTION 605.  May Hold Securities...................................................................... 54
         SECTION 606.  Money Held in Trust...................................................................... 54
         SECTION 607.  Compensation and Reimbursement........................................................... 54
         SECTION 608.  Corporate Trustee Required; Eligibility; Conflicting
                  Interests..................................................................................... 55
         SECTION 609.  Resignation and Removal; Appointment of Successor........................................ 55
         SECTION 610.  Acceptance of Appointment by Successor................................................... 57
         SECTION 611.  Merger, Conversion, Consolidation or Succession to
                  Business...................................................................................... 57

                                                   ARTICLE SEVEN

                                 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701.  Disclosure of Names and Addresses of Holders............................................. 58
         SECTION 702.  Reports by Trustee....................................................................... 58
         SECTION 703.  Reports by Company....................................................................... 58

                                                   ARTICLE EIGHT

                               CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms
                   ............................................................................................. 58
         SECTION 802.  Successor Substituted.................................................................... 60

                                                   ARTICLE NINE

                                              SUPPLEMENTAL INDENTURES

         SECTION 901.  Supplemental Indentures Without Consent of Holders....................................... 60
         SECTION 902.  Supplemental Indentures with Consent of Holders.......................................... 61
         SECTION 903.  Execution of Supplemental Indentures..................................................... 62
         SECTION 904.  Effect of Supplemental Indentures........................................................ 62
         SECTION 905.  Conformity with Trust Indenture Act...................................................... 62
         SECTION 906.  Reference in Securities to Supplemental Indentures....................................... 62
         SECTION 907.  Notice of Supplemental Indentures........................................................ 62

                                                    ARTICLE TEN

                                                     COVENANTS

         SECTION 1001.  Payment of Principal, Premium, if Any, and Interest
                   ............................................................................................. 63
         SECTION 1002.  Maintenance of Office or Agency......................................................... 63
         SECTION 1003.  Money for Security Payments to Be Held in Trust......................................... 63
         SECTION 1004.  Corporate Existence..................................................................... 65
         SECTION 1005.  Payment of Taxes and Other Claims....................................................... 65
         SECTION 1006.  Maintenance of Properties............................................................... 65
         SECTION 1007.  Insurance............................................................................... 66
         SECTION 1008.  Provision of Financial Statements....................................................... 66


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                                                                                                               Page

         SECTION 1009.  Statement by Officers as to Default..................................................... 66
         SECTION 1010.  Purchase of Securities upon Change of Control........................................... 67
         SECTION 1011.  Limitation on Consolidated Debt......................................................... 68
         SECTION 1012.  Limitation on Debt and Preferred Stock of
                  Restricted
                                Subsidiaries.................................................................... 70
         SECTION 1013.  Limitation on Restricted Payments....................................................... 72
         SECTION 1014.  Limitation on Dividend and Other Payment
                  Restrictions
                                 Affecting Restricted Subsidiaries.............................................. 74
         SECTION 1015.  Limitation on Liens..................................................................... 75
         SECTION 1016.  Limitation on Issuances of Certain Guarantees by,
                  and Debt
                                Securities of, Restricted Subsidiaries.......................................... 76
         SECTION 1017.  Limitation on Sale and Leaseback Transactions........................................... 76
         SECTION 1018.  Limitation on Asset Dispositions........................................................ 76
         SECTION 1019.  Limitation on Issuances and Sales of Capital Stock
                  of
                                Restricted Subsidiaries......................................................... 77
         SECTION 1020.  Transactions with Affiliates and Related Persons........................................ 78
         SECTION 1021.  Limitation on Designations of Unrestricted
                  Subsidiaries.................................................................................. 78
         SECTION 1022.  No Repayment of Existing Parent Company Advances
                  with
                                the Proceeds of the Securities.................................................. 79
         SECTION 1023.  Waiver of Certain Covenants............................................................. 80
         SECTION 1024.  Trustee Not to Monitor Performance...................................................... 80

                                                  ARTICLE ELEVEN

                                             REDEMPTION OF SECURITIES

         SECTION 1101.  Right of Redemption..................................................................... 80
         SECTION 1102.  Applicability of Article................................................................ 80
         SECTION 1103.  Election to Redeem; Notice to Trustee................................................... 80
         SECTION 1104.  Selection by Trustee of Securities to Be Redeemed....................................... 81
         SECTION 1105.  Notice of Redemption.................................................................... 81
         SECTION 1106.  Deposit of Redemption Price............................................................. 82
         SECTION 1107.  Securities Payable on Redemption Date................................................... 82
         SECTION 1108.  Securities Redeemed in Part............................................................. 83

                                                  ARTICLE TWELVE

                                        DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 1201.  Company's Option to Effect Defeasance or Covenant
                                Defeasance...................................................................... 83
         SECTION 1202.  Defeasance and Discharge................................................................ 83
         SECTION 1203.  Covenant Defeasance..................................................................... 84
         SECTION 1204.  Conditions to Defeasance or Covenant Defeasance......................................... 84
         SECTION 1205.  Deposited Money and Government Securities to Be
                  Held in
                                Trust; Other Miscellaneous Provisions........................................... 86
         SECTION 1206.  Reinstatement........................................................................... 86



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                                                                                                               Page

TESTIMONIUM..................................................................................................... 87
SIGNATURES AND SEALS............................................................................................ 87

EXHIBIT A -        Form of Security

EXHIBIT B -        Form of Certificate to Be Delivered in Connection with
                   Transfers Pursuant to Regulation S

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